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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Chubb America Fund, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           Chubb America Fund, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                    CHUBB LIFE INSURANCE COMPANY OF AMERICA

                          INDIVIDUAL FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICIES

                              JULY 11, 1997

Dear Policy owner:

  On Friday, August 15, 1997 a Special Meeting of Shareholders ("Special Meeting") of Chubb America Fund, Inc. (the "Fund"), on behalf of its World Growth Stock, Money Market, Gold Stock, Bond, Domestic Growth Stock, Growth and Income, Capital Growth, Balanced, and Emerging Growth Portfolios (the "Portfolios"), will be held at One Granite Place, Concord, New Hampshire for the purposes set forth in the attached Notice.

  As you may know, the investment manager to the Fund is Chubb Investment Advisory Corporation (the "Adviser"). The Adviser's parent company, Chubb Life Insurance Company of America ("Chubb Life"), was purchased by Jefferson-Pilot Corporation, effective April 30, 1997. As a result of this change of ownership, the Fund must enter into a new Investment Management Agreement with the Adviser and new Investment Subadvisory Agreements with the subadvisers to the Portfolios. In addition, the Fund's Board of Directors has decided to replace the investment subadvisers for three of the Portfolios.

  The Special Meeting has been called primarily so that shareholders may consider and vote on the new Investment Management Agreement between the Fund and the Adviser, which is substantially the same as the original agreement between the parties. Shareholders will also be asked to consider and vote on new subadvisory agreements between the Adviser and each of the subadvisers to the Portfolios (including the new subadvisers), to vote on a proposal to permit the Fund in the future to change or add subadvisers without a shareholder vote, and to elect directors.

  Shares of the Fund's Portfolios are purchased by corresponding divisions of Chubb Separate Account A ("Separate Account A") to fund the flexible premium variable life insurance policies (the "Policies") issued by Chubb Life. At the Special Meeting, Chubb Life will vote the shares of the Portfolios held in Separate Account A based on voting instructions received from owners of the Policies ("Policy owners"). Each Policy owner is entitled to give voting instructions to Chubb Life with respect to the number of shares of the respective Portfolios attributable to the Policy owner as of the record date of June 20, 1997. As the owner of a Policy, you are being asked for your voting instructions on the proposals described in the attached Proxy and Voting Instructions Statement.

  Attached are the formal Notice of Special Meeting of Shareholders and the Proxy and Voting Instructions Statement setting forth the matters to come before the Special Meeting. A form of Voting Instruction for each Portfolio with respect to which you are entitled to provide voting instructions is also enclosed for your use.

  Your interest in the Fund is gratefully acknowledged. PLEASE SIGN, DATE AND RETURN THE ENCLOSED VOTING INSTRUCTIONS SO THAT YOUR INSTRUCTIONS CAN BE REPRESENTED. Thank you for your prompt response.

                                         Sincerely,

                                         Charles C. Cornelio
                                         Executive Vice President

  IMPORTANT: You will receive one Proxy and Voting Instructions Statement for each Portfolio you have designated for the investment of your Policy. Please complete and return a separate Voting Instruction card for each Portfolio.

                           CHUBB AMERICA FUND, INC.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 15, 1997

  NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of Chubb America Fund, Inc. (the "Fund"), on behalf of its World Growth Stock, Money Market, Gold Stock, Bond, Domestic Growth Stock, Growth and Income, Capital Growth, Balanced, and Emerging Growth Portfolios (each a "Portfolio"), will be held at Chubb Life Insurance Company of America, One Granite Place, Concord, New Hampshire 03301 on August 15, 1997 at 8:00 a.m., Eastern Time. The purpose of the Special Meeting is to consider and act on the following proposals, all of which are more fully discussed in the accompanying Proxy and Voting Instructions Statement dated July 11, 1997, and to transact such other business as may properly come before the meeting or any adjournments.

    1. To elect a Board of Directors.

    2. To consider and act on a new Investment Management Agreement between the Fund, on behalf of each of its Portfolios, and Chubb Investment Advisory Corporation (the "Adviser").

    3. To consider and act on new forms of Investment Subadvisory Agreements to be entered into between the Adviser and (a) the current investment subadvisers to the Domestic Growth Stock Portfolio, World Growth Stock Portfolio, Emerging Growth Portfolio, Capital Growth Portfolio, Gold Stock Portfolio, and Bond Portfolio, and (b) the proposed new investment subadvisers to the Growth and Income Portfolio, Money Market Portfolio, and Balanced Portfolio.

    4. To consider and act on a proposal to permit the Adviser to replace investment subadvisers ("Subadvisers") or add Subadvisers to each existing Portfolio or new Portfolio added as a series of the Fund in the future, and to enter into subadvisory agreements with those Subadvisers without further shareholder approval.

  Please note that the form of Voting Instructions provides a space on which you may grant or withhold authority to mark your instructions for voting in the election of directors and on each of the other proposals. Voting on Proposal 1 will be tabulated on a Fund-wide basis. Voting on Proposals 2, 3, and 4 will be tabulated separately for each Portfolio.

  VOTING INSTRUCTIONS WHICH ARE PROPERLY EXECUTED BUT NOT OTHERWISE MARKED WILL BE TREATED AS INSTRUCTIONS TO VOTE IN

FAVOR OF THE ELECTION OF THE PROPOSED DIRECTORS AND IN FAVOR OF EACH OF THE OTHER PROPOSALS.

  The Board of Directors has fixed the close of business on June 20, 1997 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting or any adjournment of the Special Meeting.

                                         By order of the Board of Directors

                                         Shari J. Lease
                                         Secretary

                           CHUBB AMERICA FUND, INC.

                         WORLD GROWTH STOCK PORTFOLIO
                            MONEY MARKET PORTFOLIO
                             GOLD STOCK PORTFOLIO
                                BOND PORTFOLIO
                        DOMESTIC GROWTH STOCK PORTFOLIO
                          GROWTH AND INCOME PORTFOLIO
                           CAPITAL GROWTH PORTFOLIO
                              BALANCED PORTFOLIO
                           EMERGING GROWTH PORTFOLIO

                               ONE GRANITE PLACE
                         CONCORD, NEW HAMPSHIRE 03301

                   PROXY AND VOTING INSTRUCTIONS STATEMENT:
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                AUGUST 15, 1997

                                 INTRODUCTION

  This Proxy and Voting Instructions Statement (the "Statement") and Notice of Special Meeting with accompanying Voting Instruction Form (the "Form") are furnished in connection with the solicitation of proxy and voting instructions for use at the Special Meeting of Shareholders ("Special Meeting") of the World Growth Stock, Money Market, Gold Stock, Bond, Domestic Growth Stock, Growth and Income, Capital Growth, Balanced, and Emerging Growth Portfolios (the "Portfolios") of Chubb America Fund, Inc. (the "Fund") to be held on August 15, 1997 and at any adjournment of the Special Meeting. Proxy and voting instructions are deemed solicited on behalf of the Board of Directors of the Fund and Chubb Life Insurance Company of America ("Chubb Life").

  Holders of common stock of each Portfolio as of the close of business on June 20, 1997 (the "Record Date") will be entitled to cast one vote for each share held. As of the Record Date, the Fund had outstanding the following number of shares: World Growth Stock Portfolio: 4,355,893; Money Market
Portfolio: 896,143; Gold Stock Portfolio: 486,491; Bond Portfolio: 1,198,945; Domestic Growth Stock Portfolio: 3,948,303; Growth and Income Portfolio:
1,667,712; Capital Growth Portfolio: 5,349,551; Balanced Portfolio: 1,716,588; and Emerging Growth Portfolio: 2,221,398.

  The shares of each Portfolio are currently sold to corresponding divisions of Chubb Separate Account A ("Separate Account A") to fund flexible premium life insurance policies (the "Policies") issued by Chubb Life. The assets in Separate Account A are invested in shares of the corresponding Portfolios of the Fund. Separate Account A was established by The Volunteer State Life Insurance Company ("Volunteer") in 1984 pursuant to Tennessee insurance laws and is registered as a unit investment trust with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 1, 1991, Volunteer changed its name to Chubb Life Insurance Company of America and redomesticated from the State of Tennessee to the State of New Hampshire with the result that Separate Account A is now governed by the New Hampshire insurance laws.

  The initial mailing of this Statement and the enclosed Form of Proxy to owners of Policies ("Policy owners") will be made on or about July 14, 1997. Chubb Life will vote the shares of the Portfolios held in Separate Account A that are attributable to the Policies based on instructions received from Policy owners participating in Separate Account A. The number of votes on which each Policy owner has the right to provide instructions is determined by dividing the Policy's cash value in each Portfolio by the net asset value per share of the relevant Portfolio. The number of shares in each Portfolio for which a Policy owner has the right to give voting instructions is determined as of the Record Date for the Special Meeting.

  Shares for which no timely voting instructions are received, shares representing charges imposed by Chubb Life or its affiliates against Separate Account A, and shares held by Chubb Life that are not otherwise attributable to Policies will be voted by Chubb Life in the same proportion as the voting instructions received from Policy owners participating in each Portfolios' division of Separate Account A.

  In order to facilitate the commencement of operations of each Portfolio, Chubb Life purchased $1 million of shares of each Portfolio, other than the Balanced Portfolio and the Emerging Growth Portfolio. Chubb Life purchased $5 million of shares of the Balanced Portfolio and $3 million of shares of the Emerging Growth Portfolio in order to facilitate the commencement of operations of each of those Portfolios. As of the Record Date, Chubb Life owned the following number of shares in its general account, representing the percentage indicated of the outstanding shares: Growth and Income Portfolio:
8,864 (0.5%); Capital Growth Portfolio: 7,128 (0.1%); and Balanced Portfolio:
12,716 (0.6%).

  As of the Record Date, Separate Account A owned of record the following number of shares of each Portfolio, representing the percentage indicated of the outstanding shares: World Growth Stock Portfolio: 4,355,893 (100%); Money Market

Portfolio: 896,143 (100%); Gold Stock Portfolio: 486,491 (100%); Bond
Portfolio: 1,198,945 (100%); Domestic Growth Stock Portfolio: 3,948,303 (100%); Growth and Income Portfolio: 1,658,848 (99.5%); Capital Growth
Portfolio: 5,342,423 (99.9%); Balanced Portfolio: 1,703,872 (99.4%); and
Emerging Growth Portfolio: 2,221,398 (100%).

  If the enclosed Form is executed and returned, it may nevertheless be revoked at any time before the Special Meeting by (1) submitting a written revocation or later Form, as appropriate, effective upon receipt at Chubb Life, One Granite Place, Concord, New Hampshire 03301; or (2) attending the Meeting and instructing Chubb Life in person. The expense of printing and distributing to Policy owners the Statement, the Form, and other solicitation materials, as well as any other solicitations by telephone, electronic transmission or personal interviews conducted by personnel of Chubb Life and/or Chubb Investment Advisory Corporation (the "Adviser"), and other costs of the Special Meeting will be paid by Chubb Life.

  A copy of the Fund's most recent annual report is available, without charge, upon request by writing to the Chubb Life Insurance Corporation, One Granite Place, Concord, New Hampshire 03301 or by calling 1-800-452-4822.

                                  BACKGROUND

  Chubb Investment Advisory Corporation, the Adviser, whose principal business office is at One Granite Place, Concord, New Hampshire 03301, has managed the investment and reinvestment of assets of the Portfolios since the Fund commenced operations on April 18, 1986. The Adviser is wholly-owned by Chubb Life, which is, in turn, wholly-owned by Jefferson-Pilot Corporation, a North Carolina corporation ("Jefferson-Pilot"). The Adviser provides investment management services to the Fund pursuant to Investment Management Agreements dated April 27, 1989 (a single Agreement for the World Growth Stock, Money Market, Domestic Growth Stock, Gold Stock and Bond Portfolios), February 25, 1992 (separate Agreements for the Growth and Income, Capital Growth and Balanced Portfolios), and April 14, 1995 (with respect to the Emerging Growth Portfolio).(/1/) In addition, the Fund and the Adviser have entered into Sub-Investment Management Agreements with investment subadvisers ("Subadvisers") that manage each Portfolio's assets. (The current Investment Management Agreements and Sub-Investment Management Agreements will be referred to together as the "Existing Agreements".) The Existing Agreements were last approved by the Board of Directors on January 30, 1997 at a regularly-
-----------
(1) The Adviser does not provide investment management services to any other registered investment company.

scheduled meeting of the Board. The date of each Existing Sub-Investment Management Agreement and the date on which Existing Investment Management and Sub-Investment Management Agreements with respect to each Portfolio were last approved by the shareholders are shown on the following chart:

                                             DATE OF SUB-
                                              INVESTMENT      DATE LAST APPROVED
PORTFOLIO                                MANAGEMENT AGREEMENT  BY SHAREHOLDERS
---------                                -------------------- ------------------
Gold Stock Portfolio....................  February 27, 1985    April 22, 1986
Domestic Growth Stock Portfolio.........  January 28, 1986     April 8, 1987
Money Market Portfolio..................  May 1, 1989          April 27, 1989
Bond Portfolio..........................  May 1, 1992          April 25, 1991
Growth and Income Portfolio.............  March 9, 1992        April 23, 1992
Capital Growth Portfolio................  April 1, 1992        April 23, 1992
Balanced Portfolio......................  March 6, 1992        April 23, 1992
World Growth Stock Portfolio............  October 30, 1992     October 28, 1992
Emerging Growth Portfolio...............  April 14, 1995       April 23, 1995

  On February 23, 1997, Jefferson-Pilot entered into a Stock Purchase Agreement with Chubb providing for the transfer of 100% of the shares of Chubb Life to Jefferson-Pilot in exchange for a cash payment from Jefferson-Pilot to The Chubb Corporation, a New Jersey Corporation ("Chubb"). As of the effective date of the transaction (the "Acquisition"), which occurred on April 30, 1997, the Adviser became an indirect wholly-owned subsidiary of Jefferson-Pilot. Although the Acquisition is not anticipated to affect the day-to-day operations under the Existing Agreements, such a change in ownership of the Adviser automatically terminates the Existing Agreements in accordance with their terms as required by the Investment Company Act of 1940, as amended (the "1940 Act").

  By this Proxy and Voting Instructions Statement the Fund seeks shareholder approval of a new Investment Management Agreement to replace the Existing Investment Management Agreements. In addition, the Adviser will be required to enter into new Investment Subadvisory Agreements with each of the Subadvisers that provide advisory services to the Portfolios. (The new Investment Management and Investment Subadvisory Agreements will together be referred to as the "New Agreements.") As described below, if the New Agreements are approved, six of the Portfolios will continue to have the same Subadvisers and three of the Portfolios will have new Subadvisers. Policy owners are asked to provide voting instructions on each of the New Agreements as described in Items 2 and 3. In addition, Policy owners are asked to provide voting instructions on the election of Directors to the Board of Directors (Item 1), and on whether to permit the Adviser to replace Subadvisers or add new Subadvisers to the Portfolios, and to enter into Subadvisory Agreements with those Subadvisers, without further shareholder approval (Item 4).

 Vote Required

  A plurality of all votes cast at the meeting will be sufficient to approve
Item 1. Approval of Items 2 through 4 for each Portfolio requires the affirmative vote of "majority of the outstanding voting securities" of that Portfolio. Under the 1940 Act, a "majority vote of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares of the Portfolio present at the Special Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares.

ITEM 1. ELECTION OF DIRECTORS

 Nominees for Director

  Four individuals have been nominated for election as Directors of the Fund, all of whom are currently directors and have served in that capacity continuously since originally elected or appointed. None of the nominees is related to one another. Each nominee has consented to continue to serve if elected at the Special Meeting.

  If elected, the Directors will hold office until a successor has been elected and has qualified, or until such Director's earlier death, resignation or removal. However, any Director may resign, and any Director may be removed with or without cause at any time by a vote of a majority of the votes entitled to be cast for the election of Directors at any meeting of shareholders, duly called and at which a quorum is present. In case of a vacancy on the Board, the remaining Directors may, in their discretion, appoint any person to fill the vacancy. If at any time less than two-thirds of the Directors have been elected by shareholders, the Directors then in office will promptly call a meeting of shareholders for the purpose of electing Directors. Other than when that situation occurs, no shareholder meetings will be held for the purpose of electing Directors, unless otherwise required.

  Each of the nominees for Director is listed in the chart below. An asterisk (*) next to a name indicates that the nominee is an "interested person" of the Fund and/or the Adviser, as defined in the 1940 Act.

              NOMINEE                                                 YEAR OF
               (AGE)                     PRINCIPAL OCCUPATIONS      ELECTION OR
              ADDRESS                 DURING THE PAST FIVE YEARS    APPOINTMENT
              -------                 --------------------------    -----------
Ronald Angarella* ................. President, the Fund; Senior        1995
(39)                                  Vice President, Chubb Life;
One Granite Place                     President and Director, the
Concord, NH 03301                     Adviser, Chubb Securities
                                      Corporation ("CSC") and
                                      Hampshire Funding, Inc.;
                                      Senior Vice President and
                                      Director, Chubb Investment
                                      Funds Inc. ("CIF").

              NOMINEE                                                 YEAR OF
               (AGE)                     PRINCIPAL OCCUPATIONS      ELECTION OR
              ADDRESS                 DURING THE PAST FIVE YEARS    APPOINTMENT
              -------                 --------------------------    -----------
James J. Weisbart.................. Retired, previously President      1989
(62)                                  of Bird Bath Laundromats and
301 Smithfield Road                   President of Solomon's Inc.
Contoocook, NH 03329                  (retail clothing company);
                                      Director of CIF.
Michael D. Coughlin ............... President of Concord Litho         1989
(54)                                  Company, Inc. (printing
106 School Street                     company); Director of CIF.
Concord, NH 03301
Elizabeth S. Hager................. Executive Director, United Way     1989
(52)                                  of Merrimack County, NH
5 Auburn Street                       (since 1996); State
Concord, NH 03301                     Representative, New
                                      Hampshire; Consultant, Fund
                                      Development; Director of CIF;
                                      previously, City Councilor,
                                      City of Concord, NH and
                                      Mayor, City of Concord, NH.

-----------

* Mr. Angarella is an "interested person" of the Fund by virtue of his position as an officer of the Fund and his positions with the Adviser and CSC. The Adviser is the investment adviser to the Fund, and CSC is the principal underwriter and distributor of the Fund. The Adviser, CSC, and Hampshire Funding, Inc. are wholly-owned subsidiaries of Chubb Life and Jefferson-Pilot. As of the effective date of the Acquisition, CIF is not related to Chubb Life, Jefferson Pilot, or their wholly-owned subsidiaries identified above.

  The officers and directors of the Fund cannot directly own shares of the Fund without purchasing a Policy. As a result, the amount of shares owned by the directors and officers of the Fund as a group is less than 1% of each Portfolio.

 Committees of the Board of Directors

  The Board has an Audit Committee that normally meets two times per year, prior to the first two quarterly meetings of the Board of Directors, or as required. The Audit Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the Fund, reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. The Audit Committee is composed entirely of Directors who are not interested persons of the Fund, its principal underwriter, the Adviser or its affiliates or any of the Subadvisers. Messrs. Weisbart and Coughlin and Ms. Hager are members of the Audit Committee.

  The Board also has a Valuation Committee, the purpose of which is to review and ratify certain portfolio securities pricing decisions made on behalf of the Fund. The members of the Valuation Committee are Mr. Angarella and Ms. Hager.

 Information on Board Meetings During Fiscal Year 1996

  The Directors met four times during the fiscal year ended December 31, 1996, and each Director attended at least 75% of the meetings.

  For the year ended December 31, 1996, the following Directors received compensation for services as a director on the Fund's Board from the Fund.

                                                         AGGREGATE COMPENSATION
    NAME                                                       FROM FUND
    ----                                                 ----------------------
Michael Coughlin........................................         $5,000
Elizabeth Hager.........................................          5,000
James Weisbart..........................................          5,000

 Officers of the Fund

  The following information relates to the executive officers of the Fund who are not directors of the Fund. Each officer also serves as an officer of the Adviser.

       NAME (AGE)        POSITIONS WITH  PRINCIPAL OCCUPATIONS    YEAR OF
        ADDRESS             THE FUND    FOR THE PAST FIVE YEARS APPOINTMENT
       ----------        -------------- ----------------------- -----------
Charles C. Cornelio      Vice President Executive Vice             1992
  (37)..................                  President and
  One Granite Place                       Assistant Secretary,
  Concord, N.H. 03301                     Chubb Life and CIF;
                                          Vice President and
                                          Secretary, CSC and
                                          Hampshire Funding,
                                          Inc.; Secretary, the
                                          Adviser.
Shari J. Lease (42)..... Secretary      Assistant Vice             1992
  One Granite Place                       President and
  Concord, N.H. 03301                     Associate Counsel,
                                          Chubb Life;
                                          Secretary, CIF;
                                          Assistant Secretary,
                                          the Adviser;
                                          previously Assistant
                                          Counsel and
                                          Assistant Vice
                                          President, State
                                          Bond and Mortgage
                                          Company and
                                          affiliated
                                          companies.

         NAME (AGE)           POSITIONS WITH  PRINCIPAL OCCUPATIONS    YEAR OF
           ADDRESS               THE FUND    FOR THE PAST FIVE YEARS APPOINTMENT
         ----------           -------------- ----------------------- -----------
John A. Weston (37).......... Treasurer      Assistant Vice             1992
  One Granite Place                            President of Chubb
  Concord, N.H. 03301                          Life; Treasurer of
                                               CSC, the Adviser and
                                               Hampshire Funding,
                                               Inc.; formerly,
                                               Treasurer of Chubb
                                               Series Trust; Mutual
                                               Fund Accounting
                                               Officer for the
                                               Fund, CIF and the
                                               Adviser and
                                               Assistant Treasurer
                                               for CSC and
                                               Hampshire Funding,
                                               Inc.
Thomas H. Elwood (49)........ Assistant      Assistant Counsel,         1994
  One Granite Place             Secretary      Chubb Life;
  Concord, N.H. 03301                          Assistant Secretary,
                                               CIF; formerly,
                                               Assistant Secretary,
                                               Chubb Series Trust;
                                               Associate Counsel,
                                               New York Life
                                               Insurance Company;
                                               Secretary, New York
                                               Life Institutional
                                               Funds, Inc.;
                                               Assistant Secretary,
                                               Mainstay Funds and
                                               MFA Funds.
Mark D. Landry (32).......... Assistant      Mutual Fund Accounting     1993
  One Granite Place             Treasurer      and Operations
  Concord, N.H. 03301                          Officer for Chubb
                                               Life and the
                                               Adviser; Assistant
                                               Treasurer of CIF;
                                               formerly, Mutual
                                               Fund Accounting and
                                               Operations Manager
                                               for the Fund, CIF
                                               and the Adviser.

 Voting Instructions

  Properly-executed Forms will be deemed to authorize the approval of all of the four nominees, unless authority has been withheld on any or all of the nominees according to the directions on the Forms.

 Recommendation

  The Board of Directors recommends that shareholders vote FOR this proposal.

ITEM 2. TO CONSIDER AND ACT ON A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE FUND AND THE ADVISER

  The Board of Directors of the Fund held an in-person Board of Directors meeting on April 3, 1997 and has unanimously approved the New Investment Management Agreement between the Fund, on behalf of each Portfolio, and Adviser in accordance with Section 15(c) of the 1940 Act. The New Investment Management Agreement became effective on April 30, 1997, the date of the consummation of the Acquisition (the "Closing"), subject to the outcome of this Special Meeting of Shareholders. In approving the New Investment Management Agreement, the Board took into consideration that the need to approve the New Investment Management Agreement arose because of the acquisition of the Adviser's parent, the New Agreement would continue the Fund's relationship with its existing investment adviser, and the Adviser would continue to provide the same services, at the same fee rates, and with the same personnel. The Board also took into consideration information (including comparisons with other advisory firms) showing that the fees charged by the Adviser were reasonable, in light of the services provided and the performance of the Portfolios. For these reasons, the Board of Directors approved the New Investment Management Agreement and recommends that policyholders give instructions to vote for this proposal.

 The Fund's Exemption from Section 15(a) of the 1940 Act

  The Closing was effective as of April 30, 1997. Since the Closing date did not permit a reasonable amount of time for the Fund to call and hold a Special Meeting of Shareholders prior to the Closing, the Fund sought and obtained from the SEC an order of exemption from the provisions of Section 15(a) of the 1940 Act, which requires that advisory agreements terminate upon their assignment. The order of exemption permits the Adviser to continue to provide investment management services to the Fund, on behalf of each Portfolio, from the Closing until the date the New Investment Management Agreement is approved or disapproved by shareholders, but in no event later than August 28, 1997 (the "Interim Period").

  The Board of Directors of the Fund, by unanimous written consent, voted to authorize the Fund and the Adviser to request such exemptive relief from the SEC. The sale of Chubb Life to Jefferson-Pilot arose primarily out of business considerations unrelated to the Fund and the Adviser, and the parties to the Acquisition deemed it important to hold the Closing as soon as practicable. Specifically, it is generally recognized that the period following the announcement of a significant corporate change, such as the Acquisition, and the completion of such an event is a period of great uncertainty and considerable anxiety. This uncertainty and anxiety can be damaging to relationships and may cause key employees, service providers, and perhaps even Policy owners to seek more stable arrangements elsewhere. The parties to the Acquisition believe that prompt completion of the Acquisition will minimize this period of uncertainty and anxiety.

  It is anticipated that the scope and quality of services provided by the Adviser for the Portfolios during and following the Interim Period will not be diminished from the current level of service. During and following the Interim Period, each Portfolio will operate under the New Agreements, including the New Investment Management and Investment Subadvisory Agreements (see Item 3 below for a discussion of the form of Investment Subadvisory Agreement), which are identical to the Existing Agreements in all material respects, except for the effective and termination dates and other modifications necessary both to create one Investment Management Agreement to cover all existing and future Portfolios and to reflect the proposal described in Item 4 below. During the Interim Period, fees paid by the Fund, on behalf of each Portfolio, for advisory services are being held in escrow. If the Policy owners of each of the Portfolios approve this Item, the escrow agent will release the fees to the Adviser. If Policy owners of each of the Portfolios do not vote in favor of this Item, the escrow agent will return the advisory fees attributable to those Portfolios to such Portfolios and will release all other advisory fees to the Adviser. In addition, the Board of Directors will reconvene to determine what action to take with respect to advisory services for those Portfolios not approving the New Investment Management Agreement.

  The Fund is not aware of any material changes in the personnel that are providing or will provide investment management services during and following the Interim Period. Accordingly, each Portfolio should receive, during and following the Interim Period, the same investment advisory services, provided in the same manner, at the same fee levels (assuming release of the fees held in escrow during the Interim Period), and by the same personnel as before the Closing. If the investment personnel providing investment management services pursuant to the New Agreements changes materially, the Adviser will apprise and consult with the Board of Directors to assure that the Board (including a majority of the Independent Directors of the Board) is satisfied that the services provided by the Adviser will not be diminished in scope or quality.

 The Investment Management Agreement

  The New Investment Management Agreement is the same as the Existing Investment Management Agreements in all material respects. The five Existing Agreements will be replaced by one New Agreement that will continue to set forth the Adviser's duties in the body of the agreement, but will indicate that the New

Agreement applies to each of the Portfolios listed on Schedule A to the New Agreement. Fees applicable to each Portfolio will also be set forth in Schedule A. This format will allow the Fund to continue to use a single agreement--even when Portfolios are added or deleted or fees are changed-- simply by memorializing changes approved by the Board and/or shareholders in Schedule A, which will bear the date of the most recent change. (Notwithstanding that there will be only one Investment Management Agreement, any future change that affects only one Portfolio will be required to be approved only by the affected Portfolio.) A copy of the proposed New Agreement appears as Exhibit A.

  Under the New Investment Management Agreement, as under the Existing Agreement, the Adviser will recommend and oversee, monitor and evaluate the activities of the Subadvisers and review the practices of broker-dealers selected by the Subadvisers. The Adviser will also be responsible for providing office space and related utilities necessary for the Fund's operations, recommending auditors, counsel and custodians, maintaining records not otherwise maintained by other parties, and providing personnel, data processing services and supplies to the Fund. The cost of such facilities, supplies and services will continue to be included in the investment management fee.

  The Adviser will be responsible for certain administrative services such as valuing portfolio securities, net asset value ("NAV") calculation, coordinating and conducting meetings of the Board and shareholders, recommending auditors, counsel, custodial and other services, preparing with the assistance of the Fund's auditor tax filings, preparing SEC related filings, and providing professional, administrative and clerical staff for shareholder relations and other functions. The Adviser may also subcontract the management or administrative responsibilities it has toward the Portfolios.

  Investment management fees are paid monthly to the Adviser at an annual rate based on the daily net asset value of each Portfolio, as shown below:

                                       WORLD GROWTH STOCK, GOLD
                                        STOCK, DOMESTIC GROWTH
                          MONEY MARKET STOCK, GROWTH AND INCOME CAPITAL EMERGING
AVERAGE DAILY NET ASSETS    AND BOND         AND BALANCED       GROWTH   GROWTH
------------------------  ------------ ------------------------ ------- --------
First $200 Million......      .50%               .75%            1.00%    .80%
Next $1.1 Billion.......      .45%               .70%             .95%    .75%
Over $1.3 Billion.......      .40%               .65%             .90%    .70%

  For the fiscal year ended December 31, 1996, the Fund paid the Adviser $656,061, $42,558, $62,705, $53,464, $480,015, $135,739, $703,701, $134,709,
and $173,563
for the World Growth Stock Portfolio, the Money Market Portfolio, the Gold Stock Portfolio, the Bond Portfolio, the Domestic Growth Stock Portfolio, the Growth and Income Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, and the Emerging Growth Portfolio, respectively, pursuant to the Existing Agreements.

 Management of the Adviser

  The names, addresses and principal occupations of the Adviser's principal executive officer and each of its directors are as follows:

             NAME                POSITIONS WITH ADVISER   PRINCIPAL OCCUPATION
             ----                ---------------------- ------------------------
Ronald Angarella...............  President and          Senior Vice President,
  One Granite Place                Director               Chubb Life; President
  Concord, N.H. 03301                                     and Director, CSC,
                                                          Hampshire Funding,
                                                          Inc. and the Fund;
                                                          Senior Vice President
                                                          and Director, CIF.
Ronald H. Emery................  Senior Vice President  Senior Vice President
  One Granite Place               and Director           and Controller, Chubb
  Concord, N.H. 03301                                     Life
Shari J. Lease.................  Secretary              Assistant Vice President
  One Granite Place                                       and Counsel, Chubb
  Concord, N.H. 03301                                     Life; Secretary, CIF
John A. Weston.................  Treasurer              Assistant Vice
  One Granite Place                                       President, Mutual Fund
  Concord, N.H. 03301                                     Accounting Officer,
                                                          Chubb Life; Treasurer,
                                                          CSC, CIF, and
                                                          Hampshire Funding,
                                                          Inc.; previously
                                                          Treasurer, Chubb
                                                          Series Trust;
                                                          Financial Reporting
                                                          Officer, Chubb Life
Carol R. Hardiman..............  Assistant Vice         Vice President of CSC
  One Granite Place               President              and Hampshire Funding,
  Concord, N.H. 03301                                     Inc.

Thomas H. Elwood...............  Assistant Secretary    Assistant Counsel, Chubb
 One Granite Place                                       Life; Assistant
  Concord, N.H. 03301                                     Secretary, CIF

 Recommendation

  The Board of Directors recommends that shareholders vote FOR this proposal.

ITEM 3. TO CONSIDER AND ACT ON NEW FORMS OF INVESTMENT SUBADVISORY AGREEMENTS TO BE ENTERED INTO BETWEEN THE ADVISER AND (A) THE CURRENT SUBADVISERS TO THE DOMESTIC GROWTH STOCK PORTFOLIO, WORLD GROWTH STOCK PORTFOLIO, EMERGING GROWTH PORTFOLIO, CAPITAL GROWTH PORTFOLIO, GOLD STOCK PORTFOLIO, AND BOND PORTFOLIO, AND (B) THE PROPOSED NEW SUBADVISERS TO THE GROWTH AND INCOME PORTFOLIO, MONEY MARKET PORTFOLIO, AND BALANCED PORTFOLIO.

  Each of the nine Portfolios of the Fund is currently managed by a Subadviser pursuant to a Sub-Investment Management Agreement. Each Sub-Investment Management Agreement provides for its automatic termination in the event the Investment Management Agreement terminates. As described above, the Existing Investment Management Agreements terminated as a result of the sale of Chubb Life to Jefferson-Pilot. Consequently, the Subadvisers will be required to enter into new Investment Subadvisory Agreements with the Adviser.

  The Adviser also has recommended the replacement of the Subadvisers for three of the Portfolios. If this proposal is approved, Massachusetts Financial Services Company ("MFS") (which currently is Subadviser to the Emerging Growth Portfolio) will replace Chubb Asset Managers, Inc. ("Chubb Asset") as Subadviser to the Money Market Portfolio. Warburg, Pincus Counsellors, Inc. ("Warburg") will replace Chubb Asset as the Subadviser to the Growth and Income Portfolio, and J.P. Morgan Investment Management, Inc. ("JPMIM") will replace Phoenix Investment Counsel, Inc. ("Phoenix") as the Subadviser to the Balanced Portfolio.

  The Adviser believes that the proposed Subadviser replacements will be in the best interests of the affected Portfolios and the Policy owners. The Adviser recommends that Chubb Asset be replaced as Subadviser to the Money Market Portfolio and the Growth and Income Portfolio because, in light of the sale of Chubb Life to Jefferson-Pilot, Chubb Asset no longer will be available to act as Subadviser. The Adviser is not recommending that Chubb Asset be replaced at this time as Subadviser to the Bond Fund, because Chubb Life is preparing an application to the Securities and Exchange Commission to substitute an unaffiliated bond fund for the Bond Portfolio as an investment option under the Policies (the "Substitution Application"). Accordingly, approval of a new contract with Chubb Asset is necessary to enable it to continue to provide subadvisory services to the Bond Portfolio until the Substitution Application is approved and the proposed substitution takes place. The Adviser recommends that Phoenix be replaced as Subadviser to the Balanced Fund to seek to improve that Portfolio's performance. In addition, the

Adviser believes that the greater name-recognition of the New Subadvisers may make those Portfolios more attractive investment alternatives for Policy owners. Based on discussion with the current Subadvisers, the Adviser believes that they do not dispute the Adviser's recommendations.

 The Investment Subadvisory Agreements

  The proposed form of New Investment Subadvisory Agreement to be entered into with the six Subadvisers who will continue to provide subadvisory services to one or more Portfolios is attached as Exhibit B. The proposed forms of New Investment Subadvisory Agreement, as particularized with respect to Janus Capital Corporation, Massachusetts Financial Services Company, and Templeton Global Advisors Limited, are attached as Exhibits B-1, B-2, and B-3, respectively. The proposed forms of New Investment Subadvisory Agreements with Warburg and JPMIM are attached as Exhibits C and D respectively. All of the New Investment Subadvisory Agreements are substantially the same and are described below.

  The proposed form of New Investment Subadvisory Agreement and the particularized versions mentioned above are the same as the Existing Sub-Investment Management Agreement in all material respects, except as described below. The terms provide that the Subadviser, subject to the supervision of the Adviser and the Board of Directors of the Fund, will manage the investment and reinvestment of the relevant Portfolio's assets. The Subadviser will provide the Adviser and the Fund with, among other things, investment research and advice, and will select the securities or other investments to be held by the Portfolio.

  The Subadvisers are obligated to use their best efforts to obtain for the Portfolios they manage the most favorable price and best execution available under the circumstances. However, a Subadviser may, to the extent permitted by applicable law and to the extent the Subadviser determines the arrangement is reasonable, pay a broker or dealer that provides research or other brokerage services a commission in excess of the amount another broker or dealer may have charged for effecting the transaction.

  The Adviser pays each Subadviser compensation out of the fees the Fund pays the Adviser for its services to the Fund. The subadvisory fee rates to be paid to each Subadviser will not change as a result of the Acquisition, except as indicated below in the description of the Subadviser for each Portfolio. For providing subadvisory services to the Portfolios for the year 1996, the Adviser paid each current Subadviser as follows: $437,374 to Templeton Global Advisors Limited for the World Growth Stock Portfolio; $29,791 to Chubb Asset for the Money Market Portfolio; $41,803 to Van Eck Associates Corporation for the Gold Stock Portfolio; $320,010 to Pioneering Management Corporation for the Domestic Growth Stock Portfolio; $37,425 to Chubb

Asset for the Bond Portfolio; $90,493 to Chubb Asset for the Growth and Income Portfolio; $527,776 to Janus Capital Corporation for the Capital Growth Portfolio; $89,806 to Phoenix for the Balanced Portfolio; and $108,477 to MFS for the Emerging Growth Portfolio.

  The Existing Sub-Investment Management Agreements are styled as three-party agreements among the Adviser, the Subadviser and the Fund. In those agreements, the fee structure is included in the body of the agreement. The proposed New Investment Subadvisory Agreements will be between the Adviser and the Subadviser only, which is the more common structure for such arrangements. In addition, for ease of maintenance, the fee to be paid to each Subadviser will be set forth in an addendum to the agreement.

  The Board of Directors of the Fund held an in-person meeting on June 19, 1997 and unanimously approved each of the New Sub-Investment Management Agreements, subject to the outcome of this Special Meeting of Shareholders.

  In approving the New Sub-Investment Management Agreements with the existing Subadvisers, the Board of Directors took into consideration that the need to approve the New Sub-Investment Management Agreements arose because of the acquisition of the Adviser's parent, not because of any change of control or personnel of the existing Subadvisers, and that each such existing Subadviser would continue to provide the same services, with the same personnel, and at the same fee rates (except that, as described below, the subadvisory fee rate to be charged with respect to the Emerging Growth Portfolio will be reduced on the first $1.3 billion of average daily net assets). The Board of Directors also took into consideration information (including comparisons with other advisory firms) showing that the fees charged by the Subadvisers were reasonable, in light of the services provided and the performance of the Portfolios. With respect to continuing the Sub-Investment Management Agreement with Chubb Asset with respect to the Bond Fund, the Board of Directors also took into consideration the reasons set forth above relating to the Substitution Application, and the difficulty of obtaining a short-term replacement to act as Subadviser to the Bond Fund. For these reasons, the Board of Directors approved the New Investment Sub-Management Agreements with the existing Subadvisers and recommends that policyholders give instructions to vote in favor of the approval of these Agreements.

  As to the New Sub-Investment Management Agreements with respect to the Portfolios that will receive replacement Subadvisers, the Board of Directors decided to replace the existing Subadvisers for the reasons set forth above. In approving the selection of replacement Subadvisers, in each instance the Board of Directors took into consideration information showing that the fees proposed to be charged by each replacement Subadviser were reasonable, in light of the services to be provided and the fees charged by other advisory firms for similar services (including the fees charged by the existing Subadvisers to those Portfolios). The Board of Directors also based its decision on factors particular to each replacement Subadviser. In approving the selection of MFS to become Subadviser to the Money Market Portfolio, the Board of Directors also took into consideration MFS' experience and reputation as a manager of money market and fixed-income portfolios and the Fund's favorable experience with MFS as Subadviser to the Fund's Emerging Growth Portfolio. In approving the selection of Warburg to become Subadviser for the Growth and Income Portfolio, the Board of Directors also took into consideration Warburg's experience and reputation generally as an equity manager and its performance as subadviser for other growth and income portfolios. And in approving the selection of JPMIM to become Subadviser to the Balanced Portfolio, the Board of Directors also took into consideration JPMIM's general reputation as an investment manager and its performance as subadviser for the other balanced portfolios. For all of the foregoing reasons, the Board of Directors approved the New Sub-Investment Management Agreements with the replacement Subadvisers and recommends that the policyholders give instructions to vote in favor of the approval of the Agreements.

 Portfolios that Will Continue to use their Current Subadvisers

  World Growth Stock Portfolio: Templeton Global Advisors Limited

  Templeton Global Advisors Limited (formerly known as Templeton, Galbraith & Hansberger Ltd.) ("Templeton") serves as Subadviser to the World Growth Stock Portfolio. Templeton is organized under the laws of the Bahamas, and is a wholly-owned subsidiary of Franklin Resources, Inc., a Delaware corporation ("Franklin"). Franklin is a publicly-traded company, and its ordinary shares of common stock are listed on the New York Stock Exchange. Templeton serves as an investment adviser or subadviser to various investment companies registered under the 1940 Act, subject to the supervision and direction of each company's Board of Directors and, where appropriate, the company's investment adviser, as well as to investment companies registered in foreign jurisdictions. In this capacity, Templeton is responsible, on a daily basis, for managing the companies' investments and making investment decisions on behalf of the companies. Templeton may also provide investment research and advice to certain common trust vehicles. Templeton is also an adviser or subadviser to various private accounts. Templeton and its affiliates currently manage over $199 billion in assets.

  Under the proposed New Investment Subadvisory Agreement, each month the Adviser will pay Templeton a fee at the annual rate, accruing daily, of 0.50% on the first $200 million of the average daily net assets of the Portfolio. The fee will be reduced to 0.45% of average net assets in excess of $200 million up to $1.3 billion, and will be further reduced to 0.40% of net assets in excess of $1.3 billion. The average daily closing value of the aggregate net assets of the Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund.

 Bond Portfolio: Chubb Asset Managers, Inc.

  Chubb Asset is a Delaware corporation and a wholly-owned subsidiary of Chubb. Persons employed by Chubb Asset, who are also investment personnel of Chubb & Son, Inc., a wholly-owned subsidiary of Chubb, currently provide investment advice to and supervise and monitor certain investment portfolios for Chubb and its affiliates, including general accounts of insurance affiliates of Chubb. In addition, certain investment personnel employed by Chubb Asset currently provide advice to other investment portfolios of entities not affiliated with Chubb or its affiliates.

  Under the proposed New Investment Subadvisory Agreement, each month the Adviser will pay Chubb Asset a fee at the annual rate, accruing daily, of 0.35% on the first $200 million of the average daily net assets of the Portfolio. The fee will be reduced to 0.30% of average net assets in excess of $200 million up to $1.3 billion, and will be further reduced to 0.25% of net assets in excess of $1.3 billion. The average daily closing value of the aggregate net assets of the Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund.

 Gold Stock Portfolio: Van Eck Associates Corporation

  Van Eck Associates Corporation ("Van Eck") is a Delaware corporation. Mr. John C. van Eck owns 25.6% of the outstanding voting securities of Van Eck, and his wife and two sons, Jan and Derek van Eck, 270 River Road, Briarcliff Manor, New York, are each the beneficial owners of 24.8% of such securities. Mr. John C. van Eck has retained the right to direct the voting and disposition of the shares of Van Eck held by his wife.

  Under the proposed New Investment Subadvisory Agreement, each month the Adviser will pay Van Eck a fee at the annual rate, accruing daily, of 0.50% on the first $200 million of the average daily net assets of the Portfolio. The fee will be reduced to 0.45% of average net assets in excess of $200 million up to $1.3 billion, and will be further reduced to 0.40% of net assets in excess of $1.3 billion. The average daily closing value of the aggregate net assets of the Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund. Van Eck currently provides investment advisory or subadvisory services to other funds with investment objectives similar to those of the Portfolio. It provides advisory services to

Van Eck Funds International Investors Gold Fund and Gold/Resources Fund, and to PIMCO Funds Multi-Manager Series Precious Metals Fund. The following chart shows the net assets and rate of annual compensation received by Van Eck for providing advisory or subadvisory services to each of these Funds.

                                                      FEE RATE
                               NET ASSETS        (AS A PERCENTAGE OF
FUND NAME                    (AS OF 7/8/97)   AVERAGE DAILY NET ASSETS)
---------                    -------------- -----------------------------
Van Eck Funds International  $292.4 million .75% on the first
Investors Gold Fund                         $500 million
                                            .65% on the next $250 million
                                            .50% on the balance
                                            in excess of $750
                                            million
Van Eck Funds                 $88.0 million .75% on the first
Gold/Resources Fund                         $500 million
                                            .65% on the next $250 million
                                            .50% on the balance
                                            in excess of $750
                                            million
PIMCO Funds Multi-Manager     $29.4 million .375% on the first
Series Precious Metals Fund                 $200 million
                                            .35% on the balance
                                            in exccess of $200
                                            million

 Domestic Growth Stock Portfolio: Pioneering Management Corporation

  Pioneering Management Corporation ("Pioneer") is a Delaware corporation. It is a wholly-owned subsidiary of The Pioneer Group, Inc., also a Delaware corporation. Robert Benson, Senior Vice President of Pioneer, has been primarily responsible for the day-to-day management of the Portfolio since 1986. Mr. Benson has been employed by Pioneer since 1974.

  Under the proposed New Investment Subadvisory Agreement, each month the Adviser will pay Pioneer a fee at the annual rate, accruing daily, of 0.50% on the first $200 million of the average daily net assets of the Portfolio. The fee will be reduced to 0.45% of average net assets in excess of $200 million up to $1.3 billion, and will be further reduced to 0.40% of net assets in excess of $1.3 billion. The average daily closing value of the aggregate net assets of the Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund.

  Pioneer currently provides investment advisory services to other growth and income funds. Specifically, it provides services to the Pioneer Fund, Pioneer II, Pioneer Balanced Fund, Pioneer Equity-Income Fund, Pioneer Real Estate Fund, and the Balanced, Equity-Income, and Real Estate Growth Portfolios of the Pioneer Variable Contracts Trust. The following chart shows the net assets and the rate of annual compensation received by Pioneer for providing advisory or subadvisory services to each of these funds.

                                                               FEE RATE
                                                           (AS A PERCENTAGE
                                        NET ASSETS         OF AVERAGE DAILY
 FUND NAME                           (AS OF 6/30/97)         NET ASSETS)
 ---------                           ---------------- -------------------------
 Pioneer Fund....................... $3,523.3 million .60% plus or minus a
                                                      Performance Fee
                                                      Adjustment (see below)
 Pioneer II......................... $6,822.2 million .60% plus or minus a
                                                      Performance Fee
                                                      Adjustment (see below)
 Pioneer Balanced Fund.............. $  284.1 million .65% on the first $1 billion; .60% on the next
                                                      $4 billion; .55% on the
                                                      balance
 Pioneer Equity-Income Fund......... $  606.7 million .65% on the first $300 million; .60% on the next
                                                      $200 million; .50% on the
                                                      next $500 million; and
                                                      .45% on the balance
 Pioneer Real Estate Fund........... $  175.2 million 1.00%
 Pioneer Variable Contracts Trust    $   28.1 million
   ("PVCT") Balanced Portfolio......                  .65%
 PVCT Equity Income Portfolio....... $   82.7 million .65%
 PVCT Real Estate Growth Portfolio.. $   24.1 million 1.00%

  Description of the Performance Fee Adjustment for Pioneer Fund and Pioneer II (the "PFA Funds"). The basic fee (stated above) for the PFA Funds is subject to an upward or downward adjustment, depending on whether, and to what extent, the investment performance of the relevant PFA Fund's Class A shares for the performance period exceeds, or is exceeded by, the record of the index determined by the Fund to be appropriate over the same period. The Trustee of each PFA Fund have designated the Lipper Growth and Income Funds Index (the "Index") for this purpose. The Index represents the arithmetic mean performance (i.e., equally weighted) of the thirty largest funds with a growth and income investment objective.

  The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a minimum of ^10) is multiplied by a performance adjustment rate of 0.01. Thus, the maximum annualized adjustment rate is ^0.10%. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then multiplied by the relevant PFA Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the Basic Fee. At the end of each month, the performance period rolls forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above. If including the initial rolling performance period (that is, the period prior to the effective date (May 1, 1996) of the management contracts for the PFA Funds) has the effect of increasing the total management fee for any month, such aggregate prior results will be treated as Index neutral for purposes of calculating the performance adjustment for such month. Otherwise, the performance adjustment will be as described above.

  Performance is calculated based on the net asset value per share of the relevant PFA Fund's Class A shares. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by such Fund are treated as if reinvested in Class A shares at the net asset value per share as of the record date for payment. The record for the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities comprise the Index.

 Capital Growth Portfolio: Janus Capital Corporation

  Janus Capital Corporation ("Janus") is a Colorado corporation. In addition to serving as investment adviser to other registered investment companies, as indicated below, Janus provides investment advice to individual, corporate and pension and profit-sharing accounts. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus, most of which it acquired in 1984. KCSI is a publicly-traded holding company whose primary subsidiaries are engaged in transportation, financial services and real estate.

  Under the proposed New Investment Subadvisory Agreement, each month the Adviser will pay Janus a fee at the annual rate, accruing daily, of 0.75% on the first $200 million of the average daily net assets of the Portfolio. The fee will be reduced to 0.70% of average net assets in excess of $200 million up to $1.3 billion, and will be further reduced to 0.65% of net assets in excess of $1.3 billion. The average daily closing value of the aggregate net assets of the Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund.

  Janus currently provides investment advisory or subadvisory services to other investment company portfolios that have investment objectives similar to that of the Portfolio. Specifically, it provides services to the Janus Twenty Fund, the American Skandia JanCap Growth Portfolio, American Skandia MasterTrust ASMT Janus Capital Growth Portfolio, and the Travelers Fund U Capital Appreciation Fund. The following chart shows the net assets and the rates of annual compensation received by Janus for providing advisory or subadvisory services to each of these funds.

                                                              FEE RATE
                                                          (AS A PERCENTAGE
                                       NET ASSETS         OF AVERAGE DAILY
FUND NAME                           (AS OF 6/30/97)         NET ASSETS)
---------                           ---------------       ----------------
Janus Investment Fund               $5,292.3 million 1.00% of first $30
Twenty Fund                                          million; .75% of next $270
                                                     million; 70% of next $200
                                                     million; .65% on assets
                                                     over $500 million
American Skandia JanCap Growth      $1,291.1 million .60% on first $100
Portfolio                                            million; .55% on $100
                                                     million to $1 billion;
                                                     .50% over $1 billion(/1/)
American Skandia Master Trust ASMT      $387,403     .45%
Janus Capital Growth Portfolio
Travelers Fund U                     $327.0 million  .55% of first $100
Capital Appreciation Fund                            million; .50% of next $400
                                                     million; .45% over $500
                                                     million

-----------

(1) Commencing September 4, 1996, Janus Capital has voluntarily agreed to waive a portion of its fee equal to .10% of the Portfolio's average daily net assets over $500 million but not in excess of $1 billion; and .05% of the portion of the Portfolio's average daily net assets over $1 billion. Janus Capital may terminate this voluntary agreement at any time.

 Emerging Growth Portfolio: Massachusetts Financial Services Company

  MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. As of May 31, 1997, MFS managed approximately $34.19 billion of assets invested in equity securities and approximately $19.93 billion of assets invested in fixed income securities. Approximately $4 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of

U.S. issuers. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.), a subsidiary of Sun Life of Canada (U.S.) Holdings Inc., which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada. MFS and its wholly-owned subsidiary, MFS Institutional Advisors, Inc., provide investment advice to substantial private clients.

  Under the proposed New Investment Subadvisory Agreement, each month the Adviser will pay MFS a fee at the annual rate, accruing daily, of 0.40% of the average daily net assets of the Portfolio. This represents a fee reduction of 0.10% on net assets up to $200 million and 0.05% on net assets in excess of $200 million up to $1.3 billion. The average daily closing value of the aggregate net assets of the Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund.

  MFS currently serves as investment adviser to each of the other funds in the MFS Family of Funds, and to twelve variable accounts established by Sun Life Assurance Company of Canada. MFS also provides advisory or subadvisory services to other investment company portfolios with investment objectives similar to those of the Portfolio. Specifically, it provides services to MFS Emerging Growth Fund, MFS Emerging Growth Series, MFS/Sun Life Emerging Growth Series, and Travelers Emerging Growth Portfolio. The following chart shows the net assets and the rates of annual compensation received by MFS for providing advisory or subadvisory services to each of these funds.

                                                             FEE RATE
                                                         (AS A PERCENTAGE
                                        NET ASSETS          OF AVERAGE
FUND NAME                            (AS OF 6/30/97)     DAILY NET ASSETS)
---------                            ---------------- -----------------------
MFS Emerging Growth Fund             $7,781.0 million .75% of the first
                                                      $2.5 billion
                                                      .70% on the balance
MFS Emerging Growth Series             $248.2 million .75%
MFS/Sun Life Emerging Growth Series    $338.4 million .75% of the first
                                                      $300 million
                                                      .675% on the next
                                                      $700 million
                                                      .60% on the balance
                                                      in excess of $1 billion
Travelers Emerging Growth Portfolio     $35.3 million .375%

 Portfolios that Will Receive New Subadvisers

  Money Market Portfolio: Massachusetts Financial Services Company

  MFS, which currently manages the Emerging Growth Portfolio, is described above. If this proposal is approved, MFS will replace Chubb Asset, which also is described above, as the Subadviser to the Money Market Portfolio.

  Under the proposed New Investment Subadvisory Agreement, each month the Adviser will pay MFS a fee at the annual rate, accruing daily, of 0.30% on the first $200 million of the average daily net assets of the Portfolio. The fee will be reduced to 0.25% of average net assets in excess of $200 million. The Adviser currently pays Chubb Asset a fee at an annual rate of 0.35% on the first $200 million of the average daily net assets of the Portfolio during the quarter preceding such payment, 0.30% of average net assets in excess of $200 million up to $1.3 billion, and 0.25% of average net assets in excess of $1.3 billion. The average daily closing value of the aggregate net assets of Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund.

  MFS currently provides advisory or subadvisory services to other investment company portfolios with objectives similar to the Portfolio. Specifically, it provides services to the MFS Cash Reserve Fund, the MFS Money Market Fund, the MFS Money Market Series, the MFS Government Money Market Fund, and the MFS/Sun Life Money Market Series. The following chart shows the net assets and rates of annual compensation received by MFS for providing advisory or subadvisory services to these Funds.

                                    NET ASSETS
                                      (AS OF       FEE RATE (AS A PERCENTAGE
FUND NAME                            6/30/97)     OF AVERAGE DAILY NET ASSETS)
---------                         -------------- ------------------------------
MFS Cash Reserve Fund             $315.3 million .55%*
MFS Money Market Fund             $627.3 million .50% of the first $300 million
                                                 .45% of the next $400 million
                                                 .40% of the next $300 million
                                                 .35% on the balance
MFS Money Market Series             $6.8 million .50%
MFS Government Money Market Fund   $35.9 million .50% of the first $300 million
                                                 .45% of the next $400 million
                                                 .40% of the next $300 million
                                                 .35% on the balance
MFS/Sun Life Money Market Series  $388.5 million .50%

-----------

  *Currently MFS waives .10% of this fee.

 Growth and Income Portfolio: Warburg, Pincus Counsellors, Inc.

  Warburg is a professional investment counselling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of May 31, 1997, Warburg managed approximately $18.8 billion of assets, including approximately $11.0 billion of investment company assets. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ("Warburg G.P."), a New York general partnership, which itself is controlled by Warburg, Pincus & Co. ("WP&Co."), also a New York general partnership. Lionel I. Pincus may be deemed to control both WP&Co. and Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries.

  Under the proposed New Investment Subadvisory Agreement, each month the Adviser will pay Warburg a fee at the annual rate, accruing daily, of 0.50% of the average daily net assets of the Portfolio. The average daily closing value of the aggregate net assets of the Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund.

  Under the Existing Investment Subadvisory Agreement, the Subadviser to the Portfolio is Chubb Asset, which is described above. The Adviser pays Chubb Asset a fee quarterly at the annual rate of 0.50% on the first $200 million of the average daily net assets of the Portfolio during the quarter preceding such payment, 0.45% of average net assets in excess of $200 million up to $1.3 billion, and 0.40% of average net assets in excess of $1.3 billion. Although the fee rate charged by Warburg on assets in excess of $200 million is higher than the corresponding rates charged by Chubb Asset, it is not proposed to change the fee rate paid by the Portfolio to the Adviser. Accordingly, approval of the Subadvisory Agreement with Warburg will not affect the total amount of advisory fees paid by the Portfolio. Moreover, since the Portfolio's assets are less than $200 million, approval of the New Investment Subadvisory Agreement will not affect the amount of subadvisory fees paid by the Adviser with respect to the Portfolio, unless the Portfolio's assets increase significantly.

  Warburg currently provides advisory or subadvisory services to other investment company portfolios with objectives similar to those of the Portfolio. Specifically, it provides services to Warburg Pincus Growth & Income Fund, the Growth and Income Fund of the Alexander Hamilton Variable Insurance Trust, and the Growth & Income Portfolio of the Variable Investors Series Trust. The following chart shows the net assets and rates of annual compensation received by Warburg for providing advisory or subadvisory services to these funds.

                                                                  FEE RATE
                                                              (AS A PERCENTAGE
                                                              OF AVERAGE DAILY
FUND NAME                                       NET ASSETS      NET ASSETS)
---------                                     --------------- ----------------
Warburg Pincus Growth & Income Fund.......... $674.1 million
                                              (as of 7/8/97)        .75%
Alexander Hamilton Variable Insurance Trust
  Growth & Income Fund.......................  $6.5 million
                                              (as of 6/30/97)       .50%
Variable Investors Series Trust Growth &
  Income Portfolio...........................  $16.8 million
                                              (as of 7/8/97)        .50%

 Balanced Portfolio: J.P. Morgan Investment Management Inc.

  JPMIM is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated, a bank holding company organized under the laws of Delaware. JPMIM offers a wide range of investment management services and acts as investment adviser to corporate and institutional clients. JPMIM uses a sophisticated, disciplined, collaborative process for managing all asset classes. As of March 31, 1997, JPMIM had assets under management of approximately $180 billion.

  If this proposal is approved, JPMIM will replace Phoenix Investment Counsel ("Phoenix") as the Subadviser to the Portfolio. Phoenix is a Massachusetts corporation. It was originally organized in 1932 as John P. Chase, Inc. and has been engaged in the management of the Phoenix Series Fund since 1958. All of the outstanding stock of Phoenix is owned by Phoenix Equity Planning Corporation, an indirect subsidiary of Phoenix Home Life Mutual Insurance Company. Phoenix Home Life Mutual Insurance Company is in the business of writing ordinary and group life and health insurance and annuities, including variable life insurance and variable annuities.

  Under the proposed New Investment Subadvisory Agreement, each month the Adviser will pay JPMIM a fee at the annual rate, accruing daily, of 0.45% on the first $100 million of the average daily net assets of the Portfolio, 0.40% on the next $100 million of average daily net assets, 0.35% on the next $200 million of average daily net assets, and 0.30% of net assets in excess of $400 million. The Adviser currently pays Phoenix a fee at the annual rate of 0.50% on the first $200 million of average daily net assets, 0.45% on average daily net assets from $200 million up to $1.3 billion, and 0.40% on average daily net assets in excess of $1.3 billion. The average daily closing value of the aggregate net assets of the Portfolio will continue to be determined and computed in accordance with the description of the method of determination of net asset value contained in the prospectus for the Fund.

  JPMIM currently provides advisory or subadvisory services to other investment company portfolios with objectives similar to those of the Portfolio. Specifically, it provides services to Alexander Hamilton Balanced Fund and Pacific Select Fund--Multi Strategy Portfolio. The following chart shows the net assets and rates of annual compensation received by JPMIM for providing advisory or subadvisory services to these funds.

                                                           FEE RATE
                                                       (AS A PERCENTAGE
                                  NET ASSETS           OF AVERAGE DAILY
FUND NAME                       (AS OF 6/30/97)          NET ASSETS)
---------                       --------------- ------------------------------
Alexander Hamilton Balanced
  Fund.........................   $5.8 Million  .45% on the first $100 million
                                                .40% on the next $100 million
                                                .35% on the next $200 million
                                                .30% on the balance
Pacific Select Fund Multi-
  Strategy..................... $151.9 Million  .45% on the first $100 million
                                                .40% on the next $100 million
                                                .35% on the next $200 million
                                                .30% on the balance

 Recommendation

  The Board of Directors recommends that shareholders vote FOR each of the New Investment Subadvisory Agreements.

ITEM 4. TO CONSIDER AND ACT ON A PROPOSAL TO PERMIT THE ADVISER TO REPLACE SUBADVISERS OR ADD SUBADVISERS TO THE PORTFOLIOS, AND TO ENTER INTO SUBADVISORY AGREEMENTS WITH THOSE SUBADVISERS WITHOUT FURTHER SHAREHOLDER APPROVAL

  The Fund requests that it be permitted to replace Subadvisers or add Subadvisers to each Portfolio and enter into Subadvisory Agreements in substantially the form as appears in Exhibit B without obtaining additional approval from the relevant Portfolio's shareholders. This proposal is being submitted to the shareholders of each Portfolio for approval as required by the terms of a second request for exemptive relief (the "Exemptive Application") filed with the SEC. This proposal will not become effective with respect to any Portfolio unless and until (i) the SEC has granted the relief requested in the Exemptive Application and (ii) this proposal has been approved by shareholders of that Portfolio.

  In the Exemptive Application, the Fund seeks an exemptive order (the "Exemption") from the SEC from the provisions of Section 15(a) of the 1940 Act that, if granted, would permit the Adviser to enter into Investment Subadvisory

Agreements with Subadvisers for the Portfolios upon approval of the Board but without the formal shareholder approval currently required under that Section. There can be no assurance that the Exemption will be granted. The requested relief is subject to the following conditions set forth in the Exemptive Application requiring that:

    (1) Before a Portfolio may rely on the order requested in the Application, the operation of the Portfolio in the manner described in the Application will be approved by a majority of its outstanding voting securities (in the case of the Fund, pursuant to voting instructions provided by Policy owners with assets allocated to any sub-account of a registered separate account for which a Portfolio of the Fund serves as a funding medium) as defined in the 1940 Act, or, in the case of a new Portfolio whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder before offering shares of such Portfolio to the public.

    (2) The Prospectus for each Portfolio will disclose the existence, substance, and effect of any order granted pursuant to the Application. In addition, each Portfolio will hold itself out to the public as employing the management structure described in the Application. The prospectus and any sales materials or other shareholder communications relating to the structure of the Fund or the management of a Portfolio will prominently disclose that the Adviser has ultimate responsibility for the investment management of the Portfolio due to its responsibility to oversee Subadvisers and recommend their hiring, termination, and replacement.

    (3) Within sixty (60) days of the hiring of any new Subadviser or the implementation of any proposed material change in an Investment Subadvisory Agreement, shareholders will be furnished all information about the new Subadviser or Investment Subadvisory Agreement that would be included in a proxy statement, except as modified by the order with respect to Aggregate Fee Disclosure. Such information will include Aggregate Fee Disclosure and any proposed material change in the Portfolio's Investment Subadvisory Agreement To meet this condition, the Adviser will provide shareholders with an information statement meeting the requirements of Regulation 14C under the 1934 Act, Schedule 14C thereunder and Item 22 of Schedule 14A, except as modified by the order with respect to Aggregate Fee Disclosure. The Fund will ensure that the information statement is furnished to Policy owners with assets allocated to any registered separate account for which the Fund serves as a funding medium.

    (4) The Adviser will not enter into an Investment Subadvisory Agreement with any Affiliated Subadviser without that agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio.

    (5) At all times, a majority of the Directors of the Fund will be Independent Directors, and the nomination of new or additional Independent Directors will be placed within the discretion of the then-existing Independent Directors.

    (6) When a Subadviser change is proposed for a Portfolio with an Affiliated Subadviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Portfolio and its shareholders (in the case of the Fund, the Policy owners with assets allocated to any sub-account for which a Portfolio serves as a funding medium) and does not involve a conflict of interest from which the Adviser or the Affiliated Subadviser derives an inappropriate advantage.

    (7) Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Fund. The selection of such counsel will remain within the discretion of the Independent Directors.

    (8) The Adviser will provide the Board of Directors of the Fund, no less frequently than quarterly, with information about the Adviser's profitability for each Portfolio relying on the relief requested in the Application. Such information will reflect the impact on profitability of the hiring or termination of any Subadviser during the applicable quarter.

    (9) Whenever a Subadviser for a particular Portfolio is hired or terminated, the Adviser will provide the Board of Directors with information showing the expected impact on the Adviser's profitability.

    (10) The Adviser will provide general management services to the Fund and its Portfolios, and, subject to review and approval by the Board of Directors will (i) set each Portfolio's overall investment strategies;
  (ii) select and recommend Subadvisers; (iii) allocate and, when appropriate, reallocate a Portfolio's assets among Subadvisers; (iv) monitor and evaluate the investment performance of Subadvisers; and (v) oversee Subadviser compliance with each Portfolio's investment objective, policies, and restrictions.

    (11) No director or officer of the Fund or the Adviser will own directly or indirectly (other than through a pooled investment vehicle over which such person does not have control) any interest in any Subadviser except for: (i) ownership of interests in the Adviser or any entity that controls, is controlled by, or is under common control with the Adviser; or (ii) ownership of less than 1% of the outstanding securities of any class of any equity or debt of a publicly-traded company that is either a Subadviser or an entity that controls, is controlled by, or is under common control with a Subadviser.

    (12) Each Portfolio will disclose in its registration statement the Aggregate Fee Disclosure.

  As used in the foregoing conditions, "Aggregate Fee Disclosure" means disclosure (both as a dollar amount and as a percentage of the relevant Portfolio's net assets) of: (1) the total management fee charged by the Adviser with respect to each Portfolio; (2) the aggregate advisory fees paid by the Adviser to all Subadvisers managing assets of each Portfolio; and (3) the net management fee retained by the Adviser with respect to each Portfolio after the Adviser pays all Subadvisers managing assets of that Portfolio. "Aggregate Fee Disclosure" will also include separate disclosure of any advisory fees paid to any Affiliated Subadviser (of which there currently are none).

  Thus, where a Portfolio has only one Subadviser (as is currently true of all of the Portfolios), the requested relief will not affect the information provided to policyholders concerning the Subadviser's compensation, because the fees paid to the sole Subadviser comprise all of the subadvisory fees paid with respect to that Portfolio. If a Portfolio were to have two or more Subadvisers, however, under the requested relief policyholders would no longer be provided with information concerning the separate compensation paid by the Adviser to each Subadviser (unless a Subadviser was an Affiliated Subadviser), but would be provided with information concerning the total compensation paid all Subadvisers to that Portfolio. In this circumstance, the Aggregate Fee Disclosure would provide policyholders with full information concerning the amount and rate of advisory fees paid by the Portfolio to the Adviser (which amount includes the amounts paid by the Adviser to the Subadvisers) and would provide the policyholders with sufficient information to evaluate whether the cost of the management services provided to the Portfolio (including the cost of subadvisory services) is competitive with the fees charged by other advisory firms for similar services.

  While the foregoing conditions are consistent with relief previously granted by the Commission to other similar investment companies, the Commission may require modifications of the foregoing conditions as a condition to granting relief to the Fund.

  The Directors, including a majority of the Independent Directors (in consultation with counsel), believe that the authority to replace Subadvisers or add Subadvisers and enter into Investment Subadvisory Agreements with the Adviser, subject to the conditions described above, would allow the Adviser to better perform the functions the Portfolios are currently paying it to perform --i.e., selecting Subadvisers, monitoring their performance and making whatever changes to the roster of Subadvisers as the Adviser deems appropriate, subject to approval by the Fund's Board of Directors. The Directors further believe that requiring shareholder approval of each new Investment Subadvisory Agreement results in unnecessary administrative expenses to the Portfolios and may result in delays in executing changes in Subadvisers or their Investment Subadvisory Agreements, which may be detrimental to the Portfolios.

  Shareholders should recognize that in engaging new Subadvisers and entering into Investment Subadvisory Agreements, the Adviser will negotiate fees with those Subadvisers and, because these fees are paid by the Adviser and not directly by each Portfolio, any fee reduction negotiated by the Adviser will inure to the Adviser's benefit and any increase will inure to its detriment. The fees paid to the Adviser by the Portfolios and the fees paid to the Subadvisers by the Adviser are considered by the Board in approving the advisory and subadvisory arrangements, and any change in fees paid by a Portfolio to the Adviser would require shareholder approval.

 Recommendation

  The Board of Directors recommends that shareholders vote FOR this proposal.

                                 OTHER BUSINESS

  The Board of Directors knows of no other business that will come before the Special Meeting. Should any matters other than the matter referred to above properly come before the Special Meeting, it is the intention of Chubb Life to vote on such matters in its discretion.

                             ADDITIONAL INFORMATION

 Shareholder Proposals

  The Fund does not hold annual shareholder meetings. According to the Fund's Bylaws, annual meetings, when held, will be held in the month of April of any year. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Chubb America Fund, Inc., One Granite Place, Concord, New Hampshire 03301.

 Principal Underwriter

  The principal underwriter and distributor for the Fund's Portfolios is Chubb Securities Corporation, One Granite Place, Concord, New Hampshire 03301, a New Hampshire corporation ("CSC"). CSC is a wholly-owned subsidiary of Chubb Life and Jefferson-Pilot.

  Under the terms of CSC's distribution agreement with the Fund, CSC makes a continuous offering of the Fund's shares. CSC is responsible for paying the costs of printing copies of prospectuses and periodic reports for distribution to new or prospective Policy owners, preparation, printing and distribution of sales literature, and all other expenses arising primarily in connection with promoting the sale of the Fund's shares. CSC must, as the Fund's agent, cause any sales literature, advertising or other similar material to be filed with the appropriate authorities. As a result of the Acquisition, CSC has entered into a new underwriting agreement with the Fund under the same terms as the previously existing agreement. CSC continues to be an affiliate of Chubb Life.

  The President and a Director of the Fund, Ronald Angarella, is also President and a Director of CSC. The Fund's Vice President and Assistant Secretary, Charles C. Cornelio, is Vice President and Secretary to CSC. John A. Weston is Treasurer to both the Fund and CSC. Shari J. Lease is Assistant Secretary of CSC.

                                                                      EXHIBIT A

                    FORM OF INVESTMENT MANAGEMENT AGREEMENT

  THIS AGREEMENT made this   day of April 1997, between CHUBB AMERICA FUND,
INC., a Maryland corporation with offices at One Granite Place, Concord, New Hampshire (the "Fund"), and CHUBB INVESTMENT ADVISORY CORPORATION, a Tennessee corporation with offices at One Granite Place, Concord, New Hampshire ("Chubb Investment");

                                  WITNESSETH

  WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company of 1940 (the "Investment Company Act");

  WHEREAS, the Fund is authorized to issue shares of common stock, $.01 par value, ("Stock") in separate classes or series with each such class or series representing an interest in a separate portfolio of securities and other assets, and each with its own investment objectives, investment policies and restrictions (individually, a "Portfolio", collectively, the "Portfolios");

  WHEREAS, Chubb Investment is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940;

  WHEREAS, the Board of Directors of the Fund desires to retain Chubb Investment to render investment management and corporate administrative services to the Fund's Portfolios set forth in Schedule A hereto, as such may be revised from time to time, in the manner and on the terms set forth herein; and

  WHEREAS, the Board of Directors of the Fund believes that Chubb Investment's expertise and business contacts are and will be of material benefit to the Fund in employing and supervising any investment subadviser ("Subadviser"), as further described below;

  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and Chubb Investment hereby agree as follows:

  1. APPOINTMENT OF MANAGER. The Fund hereby appoints Chubb Investment as the investment manager ("Investment Manager" or "Manager") or for each of the

Portfolios of the Fund specified in Appendix A to this Agreement, as such Appendix A may be amended by the Manager and the Fund from time to time, subject to the supervision of the Directors of the Fund and in the manner under the terms and conditions set forth in this Agreement.

  2. (a) DUTIES OF CHUBB INVESTMENT. Chubb Investment hereby agrees, subject to the supervision of the Board of Directors of the Fund (i) to act as the investment manager of the Portfolios, and, in that connection, (ii) to select and contract, at its own expense, with investment subadvisers ("Subadvisers") to manage the investment operations and composition of each and every Portfolio of the Fund, including the purchase, retention, and disposition of the investments, securities and cash contained in each Portfolio.

In taking any action hereunder, Chubb Investment shall always be subject to, and shall follow at all times (i) any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended from time to time, (ii) the applicable provisions of the Investment Company Act, and any rules and regulations adopted thereunder, (iii) the statements relating to the Portfolios' investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund and Statement of Additional Information then currently effective under the Securities Act of 1933 (the "Prospectus"), and
(iv) any other provisions of state and federal law applicable to it in connection with its duties hereunder, including any applicable provisions imposed by state insurance regulations and under the Internal Revenue Code of 1986, as amended, and regulations thereunder (the "Code").

  (b) INTERIM ARRANGEMENTS. Notwithstanding the provisions of subsection (a) of this paragraph, the Manager may, in the event of a Subadviser becomes unable to provide portfolio management services to a Portfolio, itself provide to the Portfolio those services normally provided by the Subadviser under the Subadviser's agreement with the Manager, until such time as the Manager selects and contracts with a replacement Subadviser.

  (c) ADMINISTRATIVE SERVICES. Subject to the direction and control of the Board of Directors of the Fund, Chubb Investment shall perform administrative services in connection with the management of the Portfolios and will supervise all aspects of the Portfolios' operations. In this connection, Chubb Investment agrees to perform the following administrative functions:

    (1) Determine the value of each Portfolio's assets and liabilities, compute the daily income and net asset value of each Portfolio and compute the yield and/or total return of each Portfolio as may be required, in accordance with applicable law;

    (2) Schedule, plan agendas for and conduct directors and shareholders meetings;

    (3) Recommend auditors, counsel, Custodian and others;

    (4) Coordinate, supervise and direct any Subadviser, the Fund's Custodian and the Fund's Distributor, auditors and counsel on a day-to-day basis;

    (5) Prepare and distribute all required proxy statements, reports, and other communications with shareholders;

    (6) Prepare and file tax returns, reports due and other required filings with the Securities and Exchange Commission ("SEC"), the National Association of Securities Dealers, Inc., state blue sky authorities, and generally monitor compliance with all federal and state securities laws and the Code;

    (7) Supply clerical, secretarial, accounting and bookkeeping services, data processing services, office supplies and stationery;

    (8) Provide persons to perform such professional, administrative and clerical functions as are necessary in connection with shareholder relations, reports, redemption requests and account adjustments, including the receipt, handling and coordination of shareholder complaints;

    (9) Provide adequate office space and related services (including telephone and other utility service) necessary for the Fund's operations;

    (10) Maintain corporate records not otherwise maintained by the Fund's Custodian, Distributor, or any Subadviser; and

    (11) Assist, generally, in all aspects of the Fund's operations with respect to the Portfolios.

The Manager may enter into arrangements with its parent or other persons affiliated or unaffiliated with the Manager for the provisions of certain personnel and facilities to the Manager to enable the Manager to fulfill its duties and obligations under this Agreement. Nothing herein will be construed to restrict the Fund's right, at its own expense, to contract for services to be performed by third parties.

  (d) ARRANGEMENTS WITH SUBADVISERS. Notwithstanding any other provision hereof, Chubb Investment, with the approval of the Board of Directors of the Fund, may contract with one or more Subadvisers to perform any of the investment management services required by the Fund, and may contract with one or more Subadvisers or other parties to perform any of the administrative services required of Chubb Investment hereunder; provided, however, that the compensation of such other parties will be the sole responsibility of Chubb Investment and the duties and responsibilities of such other Subadviser or other parties shall be as set forth in an agreement or agreements between Chubb Investment and such other parties.

  Chubb Investment shall exercise reasonable care in recommending, monitoring, and supervising the performance of Subadviser and others serving pursuant to the foregoing paragraph, but Chubb Investment shall not otherwise be liable or legally responsible for the conduct of any Subadviser. In this connection, it shall be a particular responsibility of Chubb Investment to evaluate the investment performance of Subadviser and that of potential Subadviser, and Chubb Investment shall supply the Board of Directors of the Fund with such statistical and research data bearing on each Portfolio's performance and that of Subadviser and potential Subadviser as they and Chubb Investment deem necessary. It shall also be a particular responsibility of Chubb Investment to supervise and monitor the practices of Subadviser in placing orders and selecting brokers and dealers to effect Portfolio transactions and in negotiating commission rates with them, and the services provided by such brokers and dealers.

  It also is understood that Chubb Investment, at its expense, will enter into an agreement with Chubb America Service Corporation, a New Hampshire corporation, pursuant to which Chubb Investment will obtain from said corporation most staff, facilities and services necessary to meet its obligations hereunder. Entering into said agreement shall in no way diminish any obligation or liability of Chubb Investment hereunder.

  3. (a) PURCHASE AND SALE OF ASSETS. Nothing in this Investment Management Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by Chubb Investment, provided that Chubb Investment does not favor any account over any other account and provided further that any purchase or sale orders executed contemporaneously shall be allocated in a manner that Chubb Investment deems to be equitable to all accounts involved and, under normal circumstances, such transactions will be (1) done on a pro rata basis substantially in proportion to the amounts ordered by each account, (2) entered into only if, in Chubb Investment's opinion, the trade is likely to produce a benefit for the Portfolio, and (3) is at a price which is approximately the same for all parties involved. Neither Chubb Investment, nor any of its directors, officers, or employees, nor any person, firm, or corporation controlling, controlled by or under common control with it shall act as a principal or receive any commission as agent in connection with the purchase or sale of assets for the Portfolios.

  (b) BROKERAGE FEES. In placing orders for the purchase or sale of investments for the Portfolios, in the name of the Portfolio or their nominees, Chubb Investment shall use its best efforts to obtain for the Portfolios the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement. Notwithstanding the foregoing, however, and subject to appropriate policies and procedures as then approved by the Board of Directors of the Fund, Chubb Investment may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Fund to pay a broker or dealer that provides research or other brokerage services to Chubb Investment and the Fund with respect to the Portfolio an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Chubb Investment determines in good faith that such amount of commission is reasonable in relationship to the value of such services, viewed in terms of that particular transaction or Chubb Investment's overall responsibilities to the Portfolios or its other advisory clients. To the extent authorized by said Section 28(e) and the Fund's Board of Directors, Chubb Investment shall not be deemed to have acted unlawfully or to have breached any duty created by this Investment Management Agreement or otherwise solely by reason of such action.

  4. COMPENSATION OF CHUBB INVESTMENT. Except as hereinafter provided, for the services rendered and expenses assumed by Chubb Investment, while this Investment Management Agreement is in effect, the Fund shall pay to Chubb Investment fees at an annual rate set forth in Schedule A attached hereto. Fees will accrue daily and will be payable as agreed by the Fund and Chubb Investment, but not more frequently than monthly. The average asset value of the Portfolios shall be determined and computed in accordance with the description of the method of determining net asset value contained in the Prospectus.

  The fees payable to Chubb Investment by the Fund hereunder shall be reduced by any tender solicitation fees or similar payments received by Chubb Investment, or any affiliated person of Chubb Investment, in connection with the tender of investments of any Portfolio (less any direct expenses incurred by Chubb Investment, or any affiliated person of Chubb Investment, in connection with obtaining such fees or payments). Chubb Investment shall use its best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of any Portfolio, provided, however, that Chubb Investment shall not be required to register as a broker-dealer for this purpose. Chubb Investment shall advise the Board of Directors of any fees or payments of whatever type which it may be possible for Chubb Investment to receive in connection with the purchase or sale of investment securities for any Portfolio.

  5. NON-EXCLUSIVITY. The Fund agrees that the services of Chubb Investment are not to be deemed exclusive and Chubb Investment is free to act as investment manager to various investment companies and as fiduciary for other managed accounts. Chubb Investment shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund with respect to the Portfolios in any way or otherwise be deemed an agent of the Fund with respect to the Portfolios other than in furtherance of its duties and responsibilities as set forth in this Investment Management Agreement. It is understood and agreed that the directors, officers and employees of Chubb Investment are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

  6. BOOKS AND RECORDS. Chubb Investment will maintain all books and records required for the Fund with respect to the Portfolios, to the extent not maintained by the Custodian or any Subadviser. Chubb Investment agrees that all books and records which it maintains for the Fund are the Fund's property, and, in the event of termination of this Investment Management Agreement for any reason, Chubb Investment agrees promptly to return to the Fund, free from any claim or retention of rights by Chubb Investment, all records relating to the Fund. Chubb Investment also agrees, upon request of the Fund, promptly to surrender such books and records to the Fund or, at the Fund's expense, to make copies thereof available to the Fund or to make such books and records available for inspection by representatives of regulatory authorities or other persons reasonably designated by the Fund. Chubb Investment further agrees to maintain, prepare and preserve such books and records in accordance with the Investment Company Act and rules thereunder, including but not limited to, Rules 31a-1 and 31a-2.

  Chubb Investment will use records or information obtained under this Investment Management Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than as expressly authorized by the Board of Directors or officers of the Fund, or unless disclosure is expressly required by applicable federal or state regulatory authorities or by this Investment Management Agreement. Chubb Investment shall supply all information requested by any insurance regulatory authorities to determine whether all insurance laws and regulations are being complied with.

  The records maintained for the Fund hereunder by Chubb Investment shall include records showing, for each shareholder's account, the following: (a) name, address and tax identifying number; (b) number and class of shares held;
(c) historical information regarding the account of each shareholder, including dividends paid and the date, class of Stock and price for all transactions; (d) any stop or restraining order placed against the account;
(e) any dividend reinvestment order, dividend address and correspondence relating to the current maintenance of the account; (f) certificate numbers and denominations for any Stock certificates; (g) any other information required in order for Chubb Investment to perform the calculations contemplated or required by this Investment Management Agreement; and (h) such other records as the Fund may from time to time reasonably request.

  7. LIABILITY. Chubb Investment will not be liable for any loss suffered by the Portfolios in connection with any investment policy established by the Fund for the purchase, sale or redemption of any securities at the direction of the Board of Directors of the Fund. Nothing herein contained shall be construed to protect Chubb Investment against any liability resulting from the willful misfeasance, bad faith or negligence of Chubb Investment in the performance of its duties or from reckless disregard of its obligations and duties under this Investment Management Agreement or by virtue of violation of any applicable law.

  8. (a) INITIAL DOCUMENTS. The Fund's management shall file with Chubb Investment the following documents: (i) certified copies of the Articles of Incorporation of the Fund and all amendments thereto, made from time to time;
(ii) a certified copy of the By-Laws of the Fund as amended, from time to time; (iii) a copy of the resolution of the Board of Directors of the Fund authorizing this Investment Management Agreement; (iv) specimens of all forms of outstanding and new stock certificates, if any, with respect to Portfolio Stock in the form approved by the Board of Directors of the Fund accompanied by Board of Directors' resolutions approving such forms, and with a certificate of the Secretary of the Fund as to such approval; (v) an opinion of counsel for the Fund with respect to the validity of the Portfolio Stock, the number of shares authorized, the number of Shares allocated to the Portfolio's class of Shares, the status of redeemed or repurchased Shares and the number of Shares with respect to which a registration statement under the Securities Act of 1933 has been filed and is in effect; and (vi) a listing of the insurance companies with which Chubb Life through its general account or Separate Account A or any additional separate accounts established by Chubb Life, its successors or assigns, is affiliated.

  (b) FURTHER DOCUMENTATION. The Fund's management will also furnish to Chubb Investment from time to time the following documents: (i) each resolution of the Board of Directors of the Fund authorizing the original issue of the Portfolio's Shares; (ii) each registration statement filed with the SEC under the Securities Act of 1933 or under the Investment Company Act and amendments thereof, orders relating thereto and the Prospectus in effect with respect to the sale of shares of the Fund; (iii) certified copies of each resolution of the Board of Directors authorizing officers to give instructions to Chubb Investment.

  (c) INFORMATION. The Fund, its officers or agent will provide timely information to Chubb Investment regarding such matters as purchases and redemptions of shares in the Portfolios, cash requirements, and cash available for investment in the Portfolios, and all other information as may be reasonably necessary, or appropriate, in order for Chubb Investment to perform its responsibilities hereunder.

  (d) RELIANCE ON DOCUMENTS AND INFORMATION. Chubb Investment will be entitled to rely on all documentation and information furnished to it by the Fund's management.

  9. AUTHORIZED SHARES. The Fund certifies to Chubb Investment, that as of the close of business on the date of this Investment Management Agreement, it has authorized one billion shares of its Stock, and further certifies that, by virtue of its Articles of Incorporation and the provisions of the law of the state of its incorporation, shares of its Stock which are redeemed or repurchased by the Fund from its shareholder are restored to the status of authorized and unissued shares.

  10. (a) EXPENSES OF THE FUND. As between the Fund and Chubb Investment, the following expenses shall be borne exclusively by the Fund;

    (i) Brokerage commissions and transfer taxes in connection with portfolio transactions and similar fees and charges for the acquisition, disposition, lending or borrowing of portfolio investments;

    (ii) All other state, federal, local or foreign governmental fees and taxes (including any insurance, transfer, franchise or income taxes) payable by the Fund and all corporate or filing fees payable by the Fund to any governmental entity or agency;

    (iii) All expenses, incidental and otherwise, associated with preparing and filing with appropriate state, federal, local or foreign governments or agencies all tax returns, including the expenses associated with any mailings to the policy owners with respect to such returns.

    (iv) Fees and expenses incurred in the registration or qualification (and maintaining said registration or qualification) of the Fund and its shares under federal or state securities laws, if deemed applicable, subsequent to the effective date of the registration statement including all fees and expenses incurred in connection with the preparation, setting in type, printing and mailing of the registration statement and any amendments or supplements that may be made from time to time;

    (v) Compensation paid to directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act and travel expenses paid to all directors;

    (vi) Interest and any other cost related to borrowings by the Fund;

    (vii) Any extraordinary or non-recurring expenses (such as legal claims and liabilities, and litigation costs and any indemnification related thereto);

    (viii) Costs of printing and distributing to current policy owners, shareholder reports, proxy statements, Prospectuses and any stickers and supplements thereto, and otherwise communicating with the shareholders;

    (ix) Costs and all incidental expenses associated with conducting shareholder meetings;

    (x) The cost of the fidelity bond required by Investment Company Act Rule 17g-1 and any errors and omissions insurance or other liability insurance covering the Fund and/or its officers, directors and employees;

    (xi) The cost of obtaining quotes necessary for valuing the assets and related liabilities for the Portfolios;

    (xii) The charges and expenses of the Custodian, independent accountants and independent legal counsel retained by the Fund, the charges and expenses of any independent proxy solicitation firm retained by the Fund to solicit voting instructions from policy owners with respect to Portfolio Shares, and the charges and expenses of any trade association fees; and

    (xiii) All other expenses not specifically assumed hereunder by Chubb Investment.

  (b) EXPENSES OF CHUBB INVESTMENT. As between the Fund and Chubb Investment, the costs and expenses of providing the necessary facilities, personnel, office equipment and supplies, office space, telephone service, and other utility service necessary to carry out its obligations hereunder shall be borne exclusively by Chubb Investment, except as otherwise herein expressly provided. In addition, Chubb Investment shall pay and assume all expenses specifically assumed by Chubb Investment as set forth in Paragraphs 2(c)(b)(1), (3), (4), (7), (8), (9), (10) and (11); and 2(d) of this
Investment Management Agreement.

  11. DURATION AND TERMINATION OF THE AGREEMENT. This Investment Management Agreement shall become effective as of the date first written above provided that it has been approved by the majority of the outstanding shares of each of the Portfolios. Thereafter, it shall continue in effect with respect to each of the Portfolios from year to year, but only so long as such continuance is specifically approved at least annually by the Board of Directors in conformity with the requirements of the Investment Company Act. This Investment Management Agreement may be terminated, with respect to each Portfolio, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of Portfolio on sixty days' written notice to Chubb Investment, or by Chubb Investment on sixty days' written notice to the Fund. This Investment Management Agreement shall automatically terminate in the event of its assignment.

  12. AMENDMENT OF THE AGREEMENT. This Investment Management Agreement may be amended with respect to any Portfolio only if, to the extent required by law, such amendment is specifically approved by (a) the vote of a majority of the outstanding shares of the Portfolio, and (b) by the vote of the Board of Directors of the Fund, including a majority of those directors of the Fund who are not parties to nor interested persons of any party to this Investment Management Agreement cast in person at a meeting called for the purpose of voting on such approval.

  13. DEFINITIONS. The terms "assignment," "interested person," and "majority of the outstanding shares," when used in this Investment Management Agreement, shall have the respective meanings specified under the Investment Company Act and rules thereunder.

  14. FURTHER ACTIONS. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

  15. NAME. This Investment Management Agreement is entered into in recognition of an agreement, dated February 15, 1985, between the Fund and The Chubb Corporation granting the Fund a license to use the word "Chubb" in its corporate name and to use such words in connection with its business.

  16. PROVISIONS OF CERTAIN INFORMATION BY MANAGER. The Manager will promptly notify the Fund in writing of the occurrence of any of the following events:

    a. The Manager fails to be registered as a investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Manager is required to be registered as an investment adviser in order to perform its obligations under this Agreement,

    b. the Manager is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in the equity, before or by any court, public board or body, involving the affairs of the Fund, and/or

    c. the chief executive officer or controlling stockholder of the Manager or the portfolio manager of any Portfolio changes or there is otherwise an actual change in control or management of the Manager.

  17. ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the Parties.

  18. HEADINGS. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

  19. NOTICES. All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Fund or Manager in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this section.

  20. FORCE MAJEURE. The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including, but not limited to, acts of civil or military authority, national emergencies, work stoppages, fire, flood catastrophe, acts of nature, insurrection, war, riot, failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect to such undertakings.

  21. SEVERABILITY. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained in the Agreement.

  22. GOVERNING LAW. The provisions of this Investment Management Agreement shall be construed and interpreted in accordance with the laws of the State of New Hampshire, as at the time in effect, and the applicable provisions of the Investment Company Act and rules thereunder or other federal laws and regulations which may be applicable. To the extent that the applicable law of the State of New Hampshire, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act and rules thereunder or other federal laws and regulations which may be applicable the latter shall control.

                                         Chubb America Fund, Inc.

Attest:                                  By: __________________________________
Title:                                    Title:

                                         Chubb Investment Advisory Corporation

Attest:                                  By: __________________________________
Title:                                    Title:

                                   SCHEDULE A

                            CHUBB AMERICA FUND, INC.

                                                  ANNUAL FEE AS A PERCENTAGE OF
NAME OF PORTFOLIO                                   AVERAGE DAILY NET ASSETS
-----------------                                 ------------------------------
World Growth Stock Portfolio.....................  .75% of first  $ 200 Million
                                                   .70% of next   $ 1.1 Billion
                                                   .65% over      $ 1.3 Billion
Money Market Portfolio...........................  .50% of first  $ 200 Million
                                                   .45% of next   $ 1.1 Billion
                                                   .40% over      $ 1.3 Billion
Gold Stock Portfolio.............................  .75% of first  $ 200 Million
                                                   .70% of next   $ 1.1 Billion
                                                   .65% over      $ 1.3 Billion
Bond Portfolio...................................  .50% of first  $ 200 Million
                                                   .45% of next   $ 1.1 Billion
                                                   .40% over      $ 1.3 Billion
Domestic Growth Stock Portfolio..................  .75% of first  $ 200 Million
                                                   .70% of next   $ 1.1 Billion
                                                   .65% over      $ 1.3 Billion
Growth and Income Portfolio......................  .75% of first  $ 200 Million
                                                   .70% of next   $ 1.1 Billion
                                                   .65% over      $ 1.3 Billion
Capital Growth Portfolio......................... 1.00% of first  $ 200 Million
                                                   .95% of next   $ 1.1 Billion
                                                   .90% over      $ 1.3 Billion
Balanced Portfolio...............................  .75 of first   $ 200 Million
                                                   .70% of next   $ 1.1 Billion
                                                   .65% over      $ 1.3 Billion
Emerging Growth Portfolio........................  .80 of first   $ 200 Million
                                                   .75% of next   $ 1.1 Billion
                                                   .70% over      $ 1.3 Billion

EFFECTIVE: ______________________________

                                                                      EXHIBIT B

                   FORM OF INVESTMENT SUBADVISORY AGREEMENT

  THIS AGREEMENT, made this   day of    , 199 , is between CHUBB INVESTMENT
ADVISORY CORPORATION, a Tennessee corporation with offices at One Granite Place, Concord, New Hampshire, 03301 (the "Investment Manager" or "Manager")
and      , (the "Subadviser") a       corporation with offices at      .

                                  WITNESSETH:

  WHEREAS, Chubb America Fund, Inc. (the "Fund") is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

  WHEREAS, the Fund issues separate classes or series of stock, each of which represents a separate portfolio of investments;

  WHEREAS, the Fund's shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies under which income, gains, losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies;

  WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Portfolio, as set forth in an Investment Management Agreement
between the Fund and the Investment Manager dated       , 199 , (the
"Investment Management Agreement") pursuant to which it was agreed that the Investment Manager may contract with the Subadviser, or other parties for certain investment management services;

  WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act");

  WHEREAS, the Investment Manager desires to retain the Subadviser to render
investment management services to the Fund's     Portfolio (the "Portfolio")
in the manner and on the terms hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and the convenants hereinafter contained the Investment Manager and the Subadviser hereby agree as follows:

  1. APPOINTMENT OF THE SUBADVISER. The Manager hereby appoints the Subadviser to act as an investment subadviser for the Portfolio and to manage the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Directors of the Fund and the terms and conditions of this Agreement. The Subadviser will be an independent contractor and will have no authority to act for or represent the Fund or Manager in any way or otherwise be deemed an agent of the Fund or Manager except as expressly authorized in this Agreement or another writing by the Fund, Manager and the Subadviser. Notwithstanding the foregoing, the Subadviser may execute account documentation, agreements, contracts and other documents as the Subadviser may be requested by brokers, dealers, counterparts and other persons in connection with the Subadviser's management of the assets of the Portfolio, provided that the Subadviser receives the express agreement and consent of the Manager and/or the Fund's Board of Directors to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, the Subadviser shall act at the Manager and/or the Fund's agent and attorney-in-fact.

  2. DUTIES OF THE SUBADVISER. The Subadviser hereby agrees, subject to the supervision of the Investment Manager and the Board of Directors of the Fund,
(1) to act as the Subadviser of the Portfolio, (2) to manage the investment and reinvestment of the assets of the Portfolio for the period and on the terms and conditions set forth in this Agreement, and (3) during the term hereof, to render the services and to assume the obligations herein set forth in return for the compensation provided for herein and to bear all expenses of its performance of such services and obligations.

  3. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE FUND

  A. The Subadviser will manage the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the direction and control of the Directors of the Fund and the Manager and in accordance with the provisions of the Fund's registration statement, as amended from time to time. In fulfilling its obligations to manage the investment and reinvestment of the assets of the Portfolio, the Subadviser will:

    (i) obtain and evaluate pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

    (ii) formulate and implement a continuous investment program for the Portfolio (a) consistent with the investment objectives, policies, and restrictions of the Portfolio as stated in the Fund's Agreement and Articles of Incorporation,

  Bylaws, and such Portfolio's currently effective Prospectus and Statement of Additional Information ("SAI") as amended from time to time, and (b) in compliance with the requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended, and requirements applicable to registered investment companies under applicable laws;

    (iii) take whatever steps are necessary to implement the investment program for the Portfolio by the purchase and sale of securities and other investments authorized under the Fund's Agreement and Articles of Incorporation, Bylaws, and such Portfolio's currently effective Prospectus and SAI, including the placing of orders for such purchases and sales;

    (iv) regularly report to the Directors of the Fund and the Manager with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Manager or the Directors of the Fund, including attendance at Board of Directors Meetings, as reasonably requested, to present such information and reports to the Board;

    (v) provide determinations of the fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating the Portfolio's net asset value in accordance with procedures and methods established by the Directors of the Fund;

    (vi) provide any and all information, records and supporting documentation about accounts the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Portfolio which may be reasonably necessary, under applicable laws, to allow the Portfolio or its agent to present information concerning the Subadviser's prior performance in the Prospectus and the SAI of the Portfolio and any permissible reports and materials prepared by the Portfolio or its agent; and

    (vii) establish appropriate interfaces with the Fund's Manager in order to provide such Manager with all necessary information requested by the Manager.

  B. To facilitate the Subadviser's fulfillment of its obligations under this Agreement, the Manager and the Fund will undertake the following:

    (i) the Manager agrees promptly to provide the Subadviser with all amendments or supplements to the Registration Statement, the Fund's Agreement and Articles of Incorporation, and Bylaws;

    (ii) the Manager agrees, on an ongoing basis, to notify the Subadviser expressly in writing of each change in the fundamental and nonfundamental investment policies of the Portfolio;

    (iii) the Manager agrees to provide or cause to be provided to the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with its activities pertaining to the Portfolio under this Agreement, including, without limitation, information concerning the Portfolio, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Portfolio's affairs;

    (iv) the Manager agrees to provide or cause to be provided to the Subadviser on an ongoing basis, such information as is reasonably requested by the Subadviser for performance by the Subadviser of its obligations under this Agreement, and the Subadviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Manager fails to provide or cause to be provided such requested information and the Subadviser relies on the information most recently furnished to the Subadviser; and

    (v) the Manager will promptly provide the Subadviser with any guidelines and procedures applicable to the Subadviser or the Portfolio adopted from time to time by the Board of Directors of the Fund and agrees to promptly provide the Subadviser copies of all amendments thereto.

  C. The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding that necessary for the determination of net asset value and shareholder accounting services). The Subadviser shall not be obligated to pay any expenses of or for the Portfolio not expressly assumed by the Subadviser pursuant to this Section 3.

  D. The Subadviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board of Directors and described in the Fund's currently effective Prospectus and SAI, as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or its nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

  Subject to the appropriate policies and procedures approved by the Board of Directors, the Subadviser may, to the extent authorized by Section 28(e) of the Securities and Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Manager, the Subadviser, or the Portfolio an amount of commissions for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by said Section 28(e) and the Fund's Board of Directors, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the most favorable price and best execution available, the Subadviser may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

  E. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

  F. The Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

  4. COMPENSATION OF THE SUBADVISER. The Investment Manager will pay the Subadviser, with respect to the Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the first day of each month; however, this advisory fee will be calculated on the daily average value of the Portfolio's assets and accrued on a daily basis.

  5. NON-EXCLUSIVITY. The Investment Manager agrees that the services of the Subadviser are not to be deemed exclusive and the Subadviser is free to act as investment manager to various investment companies and as fiduciary for other managed accounts. The Subadviser shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Subadvisory Agreement.

  6. BOOKS AND RECORDS. The Subadviser agrees that all books and records which it maintains for the Fund are the Fund's property, and, in the event of termination of this Agreement for any reason, the Subadviser agrees promptly to return to the Fund, free from any claim or retention of rights by the Subadviser, all records relating to the Portfolio. The Subadviser also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to either party or make the book and records available for inspection by representatives of regulatory authorities. In connection with its duties hereunder, the Subadviser further agrees to maintain, prepare and preserve books and records in accordance with the Investment Company Act and rules thereunder, including but not limited to, Rule 31a-1 and 31a-2.

  The Subadviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement. The Subadviser will furnish any informational reports requested by any state insurance commissioner.

  7. LIABILITY. The Subadviser will not be liable for any loss suffered by the Fund in connection with any investment policy established by the Fund for the purchase, sale or redemption of any securities at the direction of the Board of Directors of the Fund or the Investment Manager. Nothing herein contained shall be construed to protect the Subadviser against any liability resulting from the willful misfeasance, bad faith or [gross] negligence of the Subadviser in the performance of its duties or from reckless disregard of its obligations and duties under this Subadviser Agreement.

  8. RELIANCE ON DOCUMENTS. The Board of Directors of the Fund or its officers or agent will provide timely information to the Subadviser regarding such matters as purchases and redemptions of shares in the Portfolio, the cash requirements, and cash available for investment in the Portfolio, and all other information as may be reasonably necessary or appropriate in order for the Subadviser to perform its responsibilities hereunder.

  Neither the Fund or the Investment Manager, nor their respective designees or agents, shall use any material describing or identifying the Subadviser or its affiliates without the prior consent of the Subadviser. Any material utilized by the Fund, the Investment Manager or their respective designees or agents which contain information as to the Subadviser and/or its affiliates shall be submitted to the Subadviser for approval prior to use, not less than five (5) business days before such approval is requested.

  The Investment Manager has herewith furnished the Subadviser copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of the Agreement to furnish the Subadviser copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Subadviser will be entitled to rely on all such documents furnished to it by the Investment Manager or the Fund.

  9. DURATION AND TERMINATION OF THE AGREEMENT. This Subadvisory Agreement shall become effective as of the date first written above and remain in force
until     [date]. Thereafter, it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Portfolio, and (b) a majority of those directors who are not parties to this Subadvisory Agreement, not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated, without the payment of any penalty, by the Board of Directors of the Fund, by a vote of a majority of the outstanding shares of the Portfolio, or by the Investment Manager on sixty days' written notice to the Subadviser, or by the Subadviser on sixty days' written notice to the Fund or the Investment Manager. Termination by the Board of Directors or by the Investment Manager shall be subject to shareholder approval to the extent legally required. This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

  10. AMENDMENTS OF THE AGREEMENT. Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission ("SEC"), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that amendment may not have been approved by a majority of the outstanding voting securities of any other portfolio affected by the amendment or all the portfolios of the Fund.

  11. DEFINITIONS. The terms "assignment", "interested person", and "majority of the outstanding voting securities", when used in this Agreement, shall have the respective meaning specified under the Investment Company Act and the rules thereunder.

  12. NOTICES. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

    (a) If to the Subadviser:

    (b) If to the Investment Manager:

      Chubb Investment Advisory Corporation
      One Granite Place
      Concord, NH 03301
      Attn: Ronald Angarella
      Facsimile (603) 224-1691

  13. GOVERNING LAW. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New Hampshire as at the time in effect and the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable. To the extent that the applicable law of the State of New Hampshire or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable, the latter shall control.

  14. USE OF SUBADVISER'S NAME. Neither the Fund nor the Manager or any affiliate or agent thereof shall make reference to or use the name, and any derivative thereof or logo associated with that name, of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld or delayed. Upon termination of this Agreement, the Manager and the Fund shall forthwith cease to use such name (or derivative or logo) as soon as reasonably practicable.

  15. ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolio.

  16. HEADINGS. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

  17. SEVERABILITY. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

                                         Chubb Investment Advisory Corporation

Attest: ______________________________   By: __________________________________

Title: _______________________________   Title: _______________________________

                                         Subadviser

Attest: ______________________________   By: __________________________________

Title: _______________________________   Title: _______________________________

                                                                    EXHIBIT B-1

                           JANUS CAPITAL CORPORATION

                   FORM OF INVESTMENT SUBADVISORY AGREEMENT

  THIS AGREEMENT, made this     day of     , 199 , is between CHUBB INVESTMENT
ADVISORY CORPORATION, a Tennessee corporation with offices at One Granite Place, Concord, New Hampshire, 03301 (the "Investment Manager" or "Manager") and Janus Capital Corporation, (the "Subadviser") a Colorado corporation with offices at 100 Fillmore Street, Suite 300, Denver, Colorado 80206.

                                  WITNESSETH:

  WHEREAS, Chubb America Fund, Inc. (the "Fund") is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

  WHEREAS, the Fund issues separate classes or series of stock, each of which represents a separate portfolio of investments;

  WHEREAS, the Fund's shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies under which income, gains, losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies;

  WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Portfolio, as set forth in an Investment Management Agreement
between the Fund and the Investment Manager dated    , 199 , (the "Investment
Management Agreement") pursuant to which it was agreed that the Investment Manager may contract with the Subadviser, or other parties for certain investment management services;

  WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act");

  WHEREAS, the Investment Manager desires to retain the Subadviser to render investment management services to the Fund's Capital Growth Portfolio (the "Portfolio") in the manner and on the terms hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained the Investment Manager and the Subadviser hereby agree as follows:

  1. APPOINTMENT OF THE SUBADVISER. The Manager hereby appoints the Subadviser to act as an investment subadviser for the Portfolio and to manage the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Directors of the Fund and the terms and conditions of this Agreement. The Subadviser will be an independent contractor and will have no authority to act for or represent the Fund or Manager in any way or otherwise be deemed an agent of the Fund or Manager except as expressly authorized in this Agreement or another writing by the Fund, Manager and the Subadviser. Notwithstanding the foregoing, the Subadviser may execute account documentation, agreements, contracts and other documents as the Subadviser may be requested by brokers, dealers, counterparts and other persons in connection with the Subadviser's management of the assets of the Portfolio, provided that the Subadviser receives the express agreement and consent of the Manager and/or the Fund's Board of Directors to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, the Subadviser shall act at the Manager and/or the Fund's agent and attorney-in-fact.

  2. DUTIES OF THE SUBADVISER. The Subadviser hereby agrees, subject to the supervision of the Investment Manager and the Board of Directors of the Fund,
(1) to act as the Subadviser of the Portfolio, (2) to manage the investment and reinvestment of the assets of the Portfolio for the period and on the terms and conditions set forth in this Agreement, and (3) during the term hereof, to render the services and to assume the obligations herein set forth in return for the compensation provided for herein and to bear all expenses of its performance of such services and obligations.

  3. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE FUND

  A. The Subadviser will manage the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the direction and control of the Directors of the Fund and the Manager and in accordance with the provisions of the Fund's registration statement, as amended from time to time. In fulfilling its obligations to manage the investment and reinvestment of the assets of the Portfolio, the Subadviser will:

    (i) obtain and evaluate pertinent statistical, financial, and other information relating to individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

    (ii) formulate and implement a continuous investment program for the Portfolio (a) consistent with the investment objectives, policies, and restrictions of the Portfolio as stated in the Fund's Agreement and Articles of Incorporation, Bylaws, and such Portfolio's currently effective Prospectus and Statement of Additional Information ("SAI") as amended from time to time, and (b) in compliance with the requirements applicable to both regulated Investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended ("IRC"), and requirements applicable to registered investment companies under applicable laws;

    (iii) take whatever steps are necessary to implement the investment program for the Portfolio by the purchase and sale of securities and other investments authorized under the Fund's Agreement and Articles of Incorporation, Bylaws, and such Portfolio's currently effective Prospectus and SAI, including the placing of orders for such purchases and sales;

    (iv) regularly report to the Directors of the Fund and the Manager with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Manager or the Directors of the Fund, including attendance at Board of Directors Meetings, as reasonably requested, to present such information and reports to the Board, provided that Subadviser shall not be responsible for fund accounting;

    (v) will assist in suggesting methods for determining fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating the Portfolio's net asset value in accordance with procedures and methods established by the Directors of the Fund;

    (vi) establish appropriate interfaces with the Fund's Manager in order to provide such Manager with all necessary information requested by the Manager and required to be provided by Subadviser hereunder.

  B. To facilitate the Subadviser's fulfillment of its obligations under this Agreement, the Manager will undertake the following:

    (i) the Manager agrees to provide the Subadviser with all amendments or supplements to the Registration Statement, the Fund's Agreement and Articles of Incorporation, and Bylaws prior to filing with SEC;

    (ii) the Manager agrees, on an ongoing basis, to notify the Subadviser expressly in writing of each change in the fundamental and nonfundamental investment policies of the Portfolio prior to the effective date of such changes;

    (iii) the Manager agrees to provide or cause to be provided to the Subadviser such assistance as may be reasonably requested by the Subadviser in connection with its activities pertaining to the Portfolio under this Agreement, including, without limitation, information concerning the Portfolio, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Portfolio's affairs and information to enable Subadviser to monitor the "short-short" test and 90% source tax of Subchapter M of the IRC;

    (iv) the Manager agrees to provide or cause to be provided to the Subadviser on an ongoing basis, such information as is reasonably requested by the Subadviser for performance by the Subadviser of its obligations under this Agreement, and the Subadviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Manager fails to provide or cause to be provided such requested information and the Subadviser relies on the information most recently furnished to the Subadviser; and

    (v) the Manager will promptly provide the Subadviser with any guidelines and procedures applicable to the Subadviser or the Portfolio adopted from time to time by the Board of Directors of the Fund and agrees to promptly provide the Subadviser copies of all amendments thereto.

  C. The Fund and the Investment Manager shall not, without the prior written consent of the Subadviser, make representations in any disclosure document, advertisement, sales literature or other promotional material regarding the Subadviser or its affiliates. The Investment Manager shall hold harmless and indemnify the Subadviser against any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising out of any use of any disclosure documents, advertisement, sales literature or other promotional material without prior written consent by the Subadviser.

  D. The Subadviser, at its expense, will furnish all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement. The Fund or Investment Manager assumes and shall pay all expenses incidental to their respective organization, operation and business not specifically assumed or agreed to be paid by the Subadviser pursuant hereto, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Fund pays to its Directors; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, record-keeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to the Subadviser or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest, all federal, state and local taxes (including stamp, excise, income and franchise taxes) costs of stock certificates and expenses of delivering such certificates to the purchaser thereof; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares for the Fund, including, but not limited to all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and systems for compliance with blue sky laws, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information of the Fund; and all fees, dues and other expenses incurred by the Fund in connection with the membership in any trade association or other investment company organization.

  E. The Subadviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board of Directors and described in the Fund's currently effective Prospectus and SAI, as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or its nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

  Subject to the appropriate policies and procedures approved by the Board of Directors, the Subadviser may, to the extent authorized by Section 28(e) of the Securities and Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Manager, the Subadviser, or the Portfolio an amount of commissions for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by said Section 28(e) and the Fund's Board of Directors, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the most favorable price and best execution available, the Subadviser may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

  F. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

  The Subadviser may perform its services through any employee, officer or agent of the Subadviser and the Investment Manager and the Fund shall not be entitled to the advice, recommendation or judgment of any specific person. The Subadviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Capital Growth Portfolio or that such Portfolio will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

  G. The Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

  4. COMPENSATION OF THE SUBADVISER. The Investment Manager will pay the Subadviser, with respect to the Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the first day of each month; however, this advisory fee will be calculated on the daily average value of the Portfolio's assets and accrued on a daily basis.

  5. NON-EXCLUSIVITY. The Investment Manager agrees that the services of the Subadviser are not to be deemed exclusive and the Subadviser is free to act as investment manager to various investment companies and as fiduciary for other managed accounts. The Subadviser shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Subadvisory Agreement.

  6. BOOKS AND RECORDS. The Subadviser agrees that all books and records which it maintains for the Fund are the Fund's property, and, in the event of termination of this Agreement for any reason, the Subadviser agrees promptly to return to the Fund, free from any claim or retention of rights by the Subadviser, all records relating to the Portfolio. The Subadviser also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to either party or make the book and records available for inspection by representatives of regulatory authorities. In connection with its duties hereunder, the Subadviser further agrees to maintain, prepare and preserve books and records in accordance with the Investment Company Act and rules thereunder, including but not limited to, Rule 31a-1 and 31a-2.

  The Subadviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement. The Subadviser will furnish any informational reports requested by any state insurance commissioner.

  7. LIABILITY. Except as may otherwise be provided by the Investment Company Act, neither the Subadviser nor its officers, directors, employees or agents shall be subject to any liability to the Investment Manager, the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. The Investment Manager shall hold harmless and indemnify the Subadviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by the Fund or any past or present shareholder of the fund that is not arising from Subadviser's willful misfeasance, bad faith or gross negligence.

  8. RELIANCE ON DOCUMENTS. The Board of Directors of the Fund or its officers or agent will provide timely information to the Subadviser regarding such matters as purchases and redemptions of shares in the Portfolio, the cash requirements, and cash available for investment in the Portfolio, and all other information as may be reasonably necessary or appropriate in order for the Subadviser to perform its responsibilities hereunder. The Subadviser has provided the Investment Manager with a copy of its current Form ADV.

  Neither the Fund or the Investment Manager, nor their respective designees or agents, shall use any material describing or identifying the Subadviser or its affiliates without the prior consent of the Subadviser. Any material utilized by the Fund, the Investment Manager or their respective designees or agents which contain information as to the Subadviser and/or its affiliates shall be submitted to the Subadviser for approval prior to use, not less than five (5) business days before such approval is requested.

  The Investment Manager has herewith furnished the Subadviser copies of the Fund's Prospectus, Statement of Additional Information, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of the Agreement to furnish the Subadviser copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Subadviser will be entitled to rely on all such documents furnished to it by the Investment Manager or the Fund.

  9. DURATION AND TERMINATION OF THE AGREEMENT. This Subadvisory Agreement shall become effective as of the date first written above and remain in force
until      [date]. Thereafter, it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Portfolio, and (b) a majority of those directors who are not parties to this Subadvisory Agreement, not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated, without the payment of any penalty, by the Board of Directors of the Fund, by a vote of a majority of the outstanding shares of the Portfolio, or by the Investment Manager on sixty days' written notice to the Subadviser, or by the Subadviser on sixty days' written notice to the Fund or the Investment Manager. Termination by the Board of Directors or by the Investment Manager shall be subject to shareholder approval to the extent legally required. This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

  10. AMENDMENTS OF THE AGREEMENT. Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission ("SEC"), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that amendment may not have been approved by a majority of the outstanding voting securities of any other portfolio affected by the amendment or all the portfolios of the Fund.

  11. DEFINITIONS. The terms "assignment", "interested person", and "majority of the outstanding voting securities", when used in this Agreement, shall have the respective meaning specified under the Investment Company Act and the rules thereunder.

  12. NOTICES. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

    (a) If to the Subadviser:

    (b) If to the Investment Manager:

      Chubb Investment Advisory Corporation
      One Granite Place
      Concord, NH 03301
      Attn: Ronald Angarella
      Facsimile (603) 224-1691

  13. GOVERNING LAW. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New Hampshire as at the time in effect and the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable. To the extent that the applicable law of the State of New Hampshire or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable, the latter shall control.

  14. USE OF SUBADVISER'S NAME. Neither the Fund nor the Manager or any affiliate or agent thereof shall make reference to or use the name, and any derivative thereof or logo associated with that name, of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld or delayed. Upon termination of this Agreement, the Manager and the Fund shall forthwith cease to use such name (or derivative or logo) as soon as reasonably practicable.

  15. ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolio.

  16. HEADINGS. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

  17. SEVERABILITY. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

                                         Chubb Investment Advisory Corporation

Attest: ______________________________   By: __________________________________

Title: _______________________________   Title: _______________________________

                                         Subadviser

Attest: ______________________________   By: __________________________________

Title: _______________________________   Title: _______________________________

                                                                    EXHIBIT B-2

                   FORM OF INVESTMENT SUBADVISORY AGREEMENT

  THIS AGREEMENT, made this    day of     , 199 , is between CHUBB INVESTMENT
ADVISORY CORPORATION, a Tennessee corporation with offices at One Granite Place, Concord, New Hampshire, 03301 (the "Investment Manager" or "Manager") and Massachusetts Financial Services Company, (the "Subadviser") a corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116.

                                  WITNESSETH:

  WHEREAS, Chubb America Fund, Inc. (the "Fund") is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

  WHEREAS, the Fund issues separate classes or series of stock, each of which represents a separate portfolio of investments;

  WHEREAS, the Fund's shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies under which income, gains, losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies;

  WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Portfolio, as set forth in an Investment Management Agreement
between the Fund and the Investment Manager dated     , 199 , (the "Investment
Management Agreement") pursuant to which it was agreed that the Investment Manager may contract with the Subadviser, or other parties for certain investment management services;

  WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act");

  WHEREAS, the Investment Manager desires to retain the Subadviser to render investment management services to the Fund's Emerging Growth Portfolio and Money Market Portfolio (the "Portfolios") in the manner and on the terms hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and the convenants hereinafter contained the Investment Manager and the Subadviser hereby agree as follows:

  1. APPOINTMENT OF THE SUBADVISER. The Manager hereby appoints the Subadviser to act as an investment subadviser for the Portfolio and to manage the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Directors of the Fund and the terms and conditions of this Agreement. The Subadviser will be an independent contractor and will have no authority to act for or represent the Fund or Manager in any way or otherwise be deemed an agent of the Fund or Manager except as expressly authorized in this Agreement or another writing by the Fund, Manager and the Subadviser. Notwithstanding the foregoing, the Subadviser may execute account documentation, agreements, contracts and other documents as the Subadviser may be requested by brokers, dealers, counterparties and other persons in connection with the Subadviser's management of the assets of the Portfolio, provided that the Subadviser receives the express agreement and consent of the Manager and/or the Fund's Board of Directors to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, the Subadviser shall act at the Manager and/or the Fund's agent and attorney-in-fact.

  2. DUTIES OF THE SUBADVISER. The Subadviser hereby agrees, subject to the supervision of the Investment Manager and the Board of Directors of the Fund,
(1) to act as the Subadviser of the Portfolio, (2) to manage the investment and reinvestment of the assets of the Portfolio for the period and on the terms and conditions set forth in this Agreement, and (3) during the term hereof, to render the services and to assume the obligations herein set forth in return for the compensation provided for herein and to bear all expenses of its performance of such services and obligations.

  3. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE FUND

  A. The Subadviser will manage the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the direction and control of the Directors of the Fund and the Manager and in accordance with the provisions of the Fund's registration statement, as amended from time to time. In fulfilling its obligations to manage the investment and reinvestment of the assets of the Portfolio, the Subadviser will:

    (i) obtain and evaluate pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

    (ii) formulate and implement a continuous investment program for the Portfolio (a) consistent with the investment objectives, policies, and restrictions of the Portfolio as stated in the Fund's Agreement and Articles of Incorporation, Bylaws, and such Portfolio's currently effective Prospectus and Statement of Additional Information ("SAI") as amended from time to time, and (b) in compliance with the requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended, and requirements applicable to registered investment companies under applicable laws;

    (iii) take whatever steps are necessary to implement the investment program for the Portfolio by the purchase and sale of securities and other investments authorized under the Fund's Agreement and Articles of Incorporation, Bylaws, and such Portfolio's currently effective Prospectus and SAI, including the placing of orders for such purchases and sales;

    (iv) subject to the consent of the Subadvisor, regularly report to the Directors of the Fund and the Manager with respect to the implementation of the investment program and, in addition and subject to the consent of the Subadviser, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Manager or the Directors of the Fund, including attendance at Board of Directors Meetings, as reasonably requested, to present such information and reports to the Board.

  B. To facilitate the Subadviser's fulfillment of its obligations under this Agreement, the Manager will undertake the following:

    (i) the Manager agrees promptly to provide the Subadviser with all amendments or supplements to the Registration Statement, the Fund's Agreement and Articles of Incorporation, and Bylaws;

    (ii) the Manager agrees, on an ongoing basis, to notify the Subadviser expressly in writing of each change in the fundamental and nonfundamental investment policies of the Portfolio;

    (iii) the Manager agrees to provide or cause to be provided to the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with its activities pertaining to the Portfolio under this Agreement, including, without limitation, information concerning the Portfolio, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Portfolio's affairs;

    (iv) the Manager agrees to provide or cause to be provided to the Subadviser on an ongoing basis, such information as is reasonably requested by the Subadviser for performance by the Subadviser of its obligations under this Agreement, and the Subadviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Manager fails to provide or cause to be provided such requested information and the Subadviser relies on the information most recently furnished to the Subadviser;

    (v) the Manager will promptly provide the Subadviser with any guidelines and procedures applicable to the Subadviser or the Portfolio adopted from time to time by the Board of Directors of the Fund and agrees to promptly provide the Subadviser copies of all amendments thereto; and

    (vi) the Board of Directors of the Fund or its officers or agent will provide timely information to the Subadviser regarding such matters as purchases and redemptions of shares in the Portfolio, the cash requirements, and cash available for investment in the Portfolio and all other information as may be reasonably necessary or appropriate in order for the Subadviser to perform its responsibilities hereunder.

  C. The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully perform its duties under this agreement. The Subadviser shall not be obligated to pay any expenses of or for the Portfolio not expressly assumed by the Subadviser pursuant to this Section 3.

  D. The Subadviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board of Directors and described in the Fund's currently effective Prospectus and SAI, as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or its nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

  Subject to the appropriate policies and procedures approved by the Board of Directors, the Subadviser may, to the extent authorized by Section 28(e) of the Securities and Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Manager, the Subadviser, or the Portfolio an amount of commissions for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by said Section 28(e) and the Fund's Board of Directors, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the most favorable price and best execution available, the Subadviser may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

  E. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

  F. The Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

  4. COMPENSATION OF THE SUBADVISER. The Investment Manager will pay the Subadviser, with respect to the Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the first day of each month; however, this advisory fee will be calculated on the daily average value of the Portfolio's assets and accrued on a daily basis.

  5. NON-EXCLUSIVITY. The Investment Manager agrees that the services of the Subadviser are not to be deemed exclusive and the Subadviser is free to act as investment manager to various investment companies and as fiduciary for other managed accounts.

  6. BOOKS AND RECORDS. The Subadviser agrees that all books and records which it maintains for the Fund are the Fund's property, and, in the event of termination of this Agreement for any reason, the Subadviser agrees promptly to return to the Fund, free from any claim or retention of rights by the Subadviser, all records relating to the Portfolio. The Subadviser also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to either party or make the book and records available for inspection by representatives of regulatory authorities. In connection with its duties hereunder, the Subadviser further agrees to maintain, prepare and preserve books and records in accordance with the Investment Company Act and rules thereunder, including but not limited to, Rule 31a-1 and 31a-2.

  The Subadviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement. The Subadviser will furnish any informational reports requested by any state insurance commissioner.

  7. LIABILITY. The Subadviser will not be liable for any loss suffered by the Fund in connection with any investment policy established by the Fund for the purchase, sale or redemption of any securities at the direction of the Board of Directors of the Fund or the Investment Manager. Nothing herein contained shall be construed to protect the Subadviser against any liability resulting from the willful misfeasance, bad faith or gross negligence of the Subadviser in the performance of its duties or from reckless disregard of its obligations and duties under this Subadviser Agreement.

  8. DOCUMENTS. Neither the Fund or the Investment Manager, nor their respective designees or agents, shall use any material describing or identifying the Subadviser or its affiliates without the prior consent of the Subadviser. Any material utilized by the Fund, the Investment Manager or their respective designees or agents which contain information as to the Subadviser and/or its affiliates shall be submitted to the Subadviser for approval prior to use, not less than five (5) business days before such approval is requested.

  9. DURATION AND TERMINATION OF THE AGREEMENT. This Subadvisory Agreement shall become effective as of the date first written above and remain in force
until     [date]. Thereafter, it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Portfolio, and (b) a majority of those directors who are not parties to this Subadvisory Agreement, not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated, without the payment of any penalty, by the Board of Directors of the Fund, by a vote of a majority of the outstanding shares of the Portfolio, or by the Investment Manager on sixty days' written notice to the Subadviser, or by the Subadviser on sixty days' written notice to the Fund or the Investment Manager. Termination by the Board of Directors or by the Investment Manager shall be subject to shareholder approval to the extent legally required. This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

  10. AMENDMENTS OF THE AGREEMENT. Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission ("SEC"), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that amendment may not have been approved by a majority of the outstanding voting securities of any other portfolio affected by the amendment or all the portfolios of the Fund.

  11. DEFINITIONS. The terms "assignment", "interested person", and "majority of the outstanding voting securities", when used in this Agreement, shall have the respective meaning specified under the Investment Company Act and the rules thereunder.

  12. NOTICES. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

     (a)If to the Subadviser:

     (b)If to the Investment Manager:

               Chubb Investment Advisory Corporation
               One Granite Place
               Concord, NH 03301
               Attn: Ronald Angarella
               Facsimile (603) 224-1691

  13. GOVERNING LAW. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts as at the time in effect and the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable. To the extent that the applicable law of the Commonwealth of Massachusetts or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable, the latter shall control.

  14. USE OF SUBADVISER'S NAME. Neither the Fund nor the Manager or any affiliate or agent thereof shall make reference to or use the name, and any derivative thereof or logo associated with that name, of the Subadviser or any of its affiliates in any advertising or promotional materials, without the prior approval of the Subadviser. Upon termination of this Agreement, the Manager and the Fund shall forthwith cease to use such name (or derivative or logo) as soon as reasonably practicable.

  15. ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolio.

  16. HEADINGS. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

  17. SEVERABILITY. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

                                      Chubb Investment Advisory Corporation

Attest: ___________________________   By: _____________________________________

Title: ____________________________   Title: __________________________________

                                      Subadviser

Attest: ___________________________   By: _____________________________________

Title: __________________________     Title: __________________________________

                                                                    EXHIBIT B-3

                   FORM OF INVESTMENT SUBADVISORY AGREEMENT

  THIS AGREEMENT, made this   day of    , 199 , is between CHUBB INVESTMENT
ADVISORY CORPORATION, a Tennessee corporation with offices at One Granite Place, Concord, New Hampshire, 03301 (the "Investment Manager" or "Manager") and Templeton Global Advisers Limited, (the "Subadviser") a Bahamian corporation with offices at Nassau, Bahamas.

                                  WITNESSETH:

  WHEREAS, Chubb America Fund, Inc. (the "Fund") is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

  WHEREAS, the Fund issues separate classes or series of stock, each of which represents a separate portfolio of investments;

  WHEREAS, the Fund's shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies under which income, gains, losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies;

  WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Portfolio, as set forth in an Investment Management Agreement
between the Fund and the Investment Manager dated    , 199 , (the "Investment
Management Agreement") pursuant to which it was agreed that the Investment Manager may contract with the Subadviser, or other parties for certain investment management services;

  WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940;

  WHEREAS, the Investment Manager desires to retain the Subadviser to render investment management services to the Fund's World Growth Stock Portfolio (the "Portfolio") in the manner and on the terms hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained the Investment Manager and the Subadviser hereby agree as follows:

  1. DUTIES OF THE SUBADVISER. The Subadviser hereby agrees, subject to the instructions and supervision of the Investment Manager: (1) to act as the Subadviser of the Portfolio, (2) to manage the investment and reinvestment of the assets of the Portfolio for the period and on the terms and conditions set forth in this Agreement, and (3) during the term hereof, to render the services and to assume the obligations herein set forth in return for the compensation provided for herein and to bear all expenses of its performance of such services and obligations. It is understood that all acts of the Subadviser in performing this Agreement are to be performed by it outside the United States.

  2. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE FUND

  A. The Subadviser will manage the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject to the instructions and supervision of the Manager and consistent with the provisions of the Fund's registration statement, as amended from time to time. In fulfilling its obligations to manage the investment and reinvestment of the assets of the Portfolio, the Subadviser will:

    (i) formulate and implement a continuous investment program for the Portfolio (a) consistent with the investment objectives, policies, and restrictions of the Portfolio as stated in the Fund's Agreement and Articles of Incorporation, Bylaws, and such Portfolio's currently effective Prospectus and Statement of Additional Information ("SAI") as amended from time to time, and (b) in compliance with the requirements communicated in writing by the Investment Manager to the Subadviser and applicable to regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended, and applicable to registered investment companies under applicable laws;

    (ii) implement the investment program for the Portfolio by the purchase and sale of securities and other investments authorized under the Fund's Agreement and Articles of Incorporation, Bylaws, and such Portfolio's currently effective Prospectus and SAI, including the placing of orders for such purchases and sales;

    (iii) regularly report to the Directors of the Fund and the Manager with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Manager or the Directors of the Fund;

    (iv) provide determinations of the fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating the Portfolio's net asset value in accordance with procedures and methods established by the Directors of the Fund; and

    (v) the Subadviser is not required to furnish any personnel, overhead items or facilities for the Investment Manager or the Fund, including trading desk facilities or daily pricing of the Fund's portfolio.

  B. To enable the Subadviser's fulfillment of its obligations under this Agreement, the Manager will undertake the following:

    (i) the Manager agrees promptly to provide the Subadviser with all amendments or supplements to the Registration Statement, the Fund's Agreement and Articles of Incorporation, and Bylaws;

    (ii) the Manager agrees, on an ongoing basis, to notify the Subadviser expressly in writing of each change in the fundamental and nonfundamental investment policies of the Portfolio;

    (iii) the Manager agrees to provide or cause to be provided to the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with its activities pertaining to the Portfolio under this Agreement, including, without limitation, information concerning the Portfolio, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Portfolio's affairs;

    (iv) the Manager agrees to provide or cause to be provided to the Subadviser on an ongoing basis, such information as is reasonably requested by the Subadviser for performance by the Subadviser of its obligations under this Agreement, and the Subadviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Manager fails to provide or cause to be provided such requested information and the Subadviser relies on the information most recently furnished to the Subadviser; and

    (v) the Manager will promptly provide the Subadviser with any guidelines and procedures applicable to the Subadviser or the Portfolio adopted from time to time by the Board of Directors of the Fund and agrees to promptly provide the Subadviser copies of all amendments thereto.

  C. The Subadviser, at its expense, will furnish all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement.

  D. The Subadviser shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions consistent with the Fund's brokerage policies and, when applicable, the negotiation of commissions in connection therewith.

  All decisions and placements shall be made in accordance with the following principles:

    (i) Purchase and sale orders will usually be placed with brokers which are selected by the Subadviser as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable security price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Subadviser in determining the overall reasonableness of brokerage commissions.

    (ii) In selecting brokers for portfolio transactions, the Subadviser shall take into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

    (iii) The Subadviser is authorized to allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), for the Fund and/or other accounts, if any, for which the Subadviser exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Subadviser will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Subadviser shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that the research services provide lawful and appropriate assistance to the Subadviser in the performance of its investment decision-making responsibilities; and that the commissions paid were within a reasonable range. Any evaluation as to whether commissions were within a reasonable range shall be based on any available information as to the level of commission known to be charged by other brokers on comparable transactions, but shall also take into consideration that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies that are provided for the Subadviser are useful to the Subadviser in performing its advisory services under this Agreement. Research services provided by brokers to the Subadviser are considered to be in addition to, and not in lieu of, services required to be performed by the Subadviser under this Agreement. Research furnished by brokers through which the Fund effects securities transactions may be used by the Subadviser for any of its accounts, and not all research may be used by the Subadviser for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.

    (iv) Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Subadviser, better prices and execution may be obtained on a commission basis or from other sources.

    (v) Sales of the Fund's shares by a broker are one factor among others to be taken into account in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchases in underwritings or tenders in response to tender offers) for the account of the Fund to that broker, provided that the broker shall furnish "best execution," as defined in subparagraph (i) above, and that such allocation shall be within the scope of the Fund's policies as stated above; provided further, that in every allocation made to a broker in which the sale of Fund shares is taken into account, there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable commission or other compensation determined, as set forth in subparagraph (iii) above, on the basis of best execution alone or best execution plus research services, without taking account of or placing any value upon such sale of the Fund's shares.

  E. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the

Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

  F. The Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

  3. COMPENSATION OF THE SUBADVISER. The Investment Manager will pay the Subadviser, with respect to the Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the first day of each month; however, this advisory fee will be calculated on the daily average value of the Portfolio's assets and accrued on a daily basis.

  4. NON-EXCLUSIVITY. It is understood that the services of the Subadviser are not deemed to be exclusive, and nothing in this Agreement shall prevent the Subadviser, or any affiliate thereof, from providing similar services to other investment companies and other clients, including clients which may invest in the same types of securities as the Fund, or, in providing such services, from using information furnished by others. The Subadviser shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Subadvisory Agreement.

  5. BOOKS AND RECORDS. The Subadviser agrees that all books and records which it maintains concerning the Fund are the Fund's property, and, in the event of termination of this Agreement for any reason, the Subadviser agrees promptly to return to the Fund, free from any claim or retention of rights by the Subadviser, except the right to make and retain copies, all records relating to the Portfolio. The Subadviser also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to either party or make the books and records available for inspection by representatives of regulatory authorities. The Subadviser will furnish any information or reports requested by any state insurance commissioner. The Investment Manager shall reimburse the Subadviser for its costs and expenses in complying with any such request.

  Each party will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information (except information which is a matter of public record) in any manner other than expressly authorized by the other party, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement.

  7. LIABILITY. Except as may otherwise be provided by the 1940 Act, neither the Subadviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment, mistake of law, or any loss arising out of any investment or other act or omission in the performance by the Subadviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets, or from acts or omissions of custodians, or securities depositories, or from any war or political act of any foreign government to which such assets might be exposed, or for failure, on the part of the custodian or otherwise, timely to collect payments, except for any liability, loss or damage resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part or by reason of reckless disregard of the Subadviser's duties under this Agreement. It is hereby understood and acknowledged by the Investment Manager that the value of the investments made for the Fund may increase as well as decrease and are not guaranteed by the Subadviser. It is further understood and acknowledged by the Investment Manager that investment decisions made on behalf of the Fund by the Subadviser are subject to a variety of factors which may affect the values and income generated by the Fund's portfolio securities, including general economic conditions, market factors and currency exchange rates, and that investment decisions made by the Subadviser will not always be profitable or prove to have been correct.

  8. RELIANCE ON DOCUMENTS. The Investment Manager shall assure that the Fund or its officers or agent will provide timely information to the Subadviser regarding such matters as purchases and redemptions of shares in the Portfolio, the cash requirements, and cash available for investment in the Portfolio, and all other information as may be reasonably necessary or appropriate in order for the Subadviser to perform its responsibilities hereunder.

  Neither the Fund or the Investment Manager, nor their respective designees or agents, shall use any material describing or identifying the Subadviser or its affiliates without the prior consent of the Subadviser. Any material utilized by the Fund, the Investment Manager or their respective designees or agents which contains information as to the Subadviser and/or its affiliates shall be submitted to the Subadviser for approval prior to use, not less than ten (10) business days before such approval is requested.

  The Investment Manager has herewith furnished the Subadviser copies of the Investment Management Agreement and the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of the Agreement to furnish the Subadviser copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Investment Manager also agrees to notify the Subadviser of any federal or state law or regulation, including tax laws or regulations, which restrict the activities of the Subadviser hereunder. The Subadviser will be entitled to rely on all such documents or other information furnished to it by the Investment Manager or the Fund.

  9. DURATION AND TERMINATION OF THE AGREEMENT. This Subadvisory Agreement shall become effective as of the date first written above and remain in force
until       [date]. Thereafter, it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Portfolio, and (b) a majority of those directors who are not parties to this Subadvisory Agreement, not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated, without the payment of any penalty, by the Board of Directors of the Fund, by a vote of a majority of the outstanding shares of the Portfolio, or by the Investment Manager on sixty days' written notice to the Subadviser, or by the Subadviser on sixty days' written notice to the Fund or the Investment Manager. Termination by the Board of Directors or by the Investment Manager shall be subject to shareholder approval to the extent legally required. This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

  10. AMENDMENTS OF THE AGREEMENT. Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission ("SEC"), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that amendment may not have been approved by a majority of the outstanding voting securities of any other portfolio affected by the amendment or all the portfolios of the Fund.

  11. DEFINITIONS. The terms "assignment", "interested person", and "majority of the outstanding voting securities", when used in this Agreement, shall have the respective meaning specified under the Investment Company Act and the rules thereunder.

  12. NOTICES. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

    (a) If to the Subadviser:

      Karen L. Skidmore
      Senior Corporate Counsel
      Franklin Resources, Inc.
      777 Mariners Island Boulevard
      San Mateo, CA 94404

with a copy to:

      Secretary
      Templeton Global Advisors, Limited
      Box N-7759
      Nassau, Bahamas

    (b) If to the Investment Manager:

      Chubb Investment Advisory Corporation
      One Granite Place
      Concord, NH 03301
      Attn: Ronald Angarella
      Facsimile (603) 224-1691

  13. GOVERNING LAW. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New Hampshire as at the time in effect and the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable. To the extent that the applicable law of the State of New Hampshire or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable, the latter shall control.

  14. USE OF SUBADVISER'S NAME. In the event this Agreement is terminated and the Subadviser no longer acts as Subadviser to the Fund, the Subadviser reserves the right to withdraw from the Investment Manager and the Fund the use of names "Franklin," "Templeton" or any name misleadingly implying a continuing relationship between the Investment Manager or the Fund and the Subadviser or any of its affiliates.

  15. ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolio.

  16. HEADINGS. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

  17. SEVERABILITY. Should any portion of this Agreement for any reason be held to be void in law or in equity, this Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

                                         Chubb Investment Advisory Corporation

Attest: ______________________________   By: __________________________________

Title: _______________________________   Title: _______________________________

                                         Subadviser

Attest: ______________________________   By: __________________________________

Title: _______________________________   Title: _______________________________

                                                                      EXHIBIT C

                   FORM OF INVESTMENT SUBADVISORY AGREEMENT

  THIS AGREEMENT, made this   day of    , 199 , is between CHUBB INVESTMENT
ADVISORY CORPORATION, a Tennessee corporation with offices at One Granite Place, Concord, New Hampshire, 03301 (the "Investment Manager" or "Manager") and Warburg, Pincus Counsellors, Inc., ("Subadviser") a Delaware corporation with offices at 466 Lexington Avenue, New York, New York 10017.

                                  WITNESSETH:

  WHEREAS, Chubb America Fund, Inc. (the "Fund") is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

  WHEREAS, the Fund issues separate classes or series of stock, each of which represents a separate portfolio of investments;

  WHEREAS, the Fund's shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies under which income, gains, losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies;

  WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Portfolio, as set forth in an Investment Management Agreement
between the Fund and the Investment Manager dated       , 199 , (the
"Investment Management Agreement") pursuant to which it was agreed that the Investment Manager may contract with the Subadviser, or other parties for certain investment management services;

  WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act");

  WHEREAS, the Investment Manager desires to retain the Subadviser to render investment management services to the Fund's Growth and Income Portfolio (the "Portfolio") in the manner and on the terms hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and the convenants hereinafter contained the Investment Manager and the Subadviser hereby agree as follows:

  1. APPOINTMENT OF THE SUBADVISER. The Investment Manager hereby appoints the Subadviser to act as an investment subadviser for the Portfolio and to manage the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Directors of the Fund and the terms and conditions of this Agreement. The Subadviser will be an independent contractor and will have no authority to act for or represent the Fund or Investment Manager in any way or otherwise be deemed an agent of the Fund or Investment Manager except as expressly authorized in this Agreement or another writing by the Fund, Investment Manager and the Subadviser. Notwithstanding the foregoing, the Subadviser may execute account documentation, agreements, contracts and other documents as the Subadviser may be requested by brokers, dealers, counterparts and other persons in connection with the Subadviser's management of the assets of the Portfolio, provided that the Subadviser receives the express agreement and consent of the Investment Manager and/or the Fund's Board of Directors to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, the Subadviser shall act as the Investment Manager and/or the Fund's agent and attorney-in-fact.

  2. DUTIES OF THE SUBADVISER. The Subadviser hereby agrees, subject to the supervision of the Investment Manager and the Board of Directors of the Fund,
(1) to act as the Subadviser of the Portfolio, (2) to manage the investment and reinvestment of the assets of the Portfolio for the period and on the terms and conditions set forth in this Agreement, and (3) during the term hereof, to render the services and to assume the obligations herein set forth in return for the compensation provided for herein and to bear all expenses of its performance of such services and obligations.

  3. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE FUND

  A. The Subadviser will manage the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the direction and control of the Directors of the Fund and the Investment Manager and in accordance with the provisions of the Fund's registration statement, as amended from time to time. In fulfilling its obligations to manage the investment and reinvestment of the assets of the Portfolio, the Subadviser will:

    (i) obtain and evaluate pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

    (ii) formulate and implement a continuous investment program for the Portfolio (a) consistent with the investment objectives, policies, and restrictions of the Portfolio as stated in the Fund's Agreement and Articles of Incorporation,

  Bylaws, and such Portfolio's currently effective Prospectus and Statement of Additional Information ("SAI") as amended from time to time, and (b) in compliance with the requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended, and requirements applicable to registered investment companies under applicable laws;

    (iii) take whatever steps are necessary to implement the investment program for the Portfolio by the purchase and sale of securities and other investments authorized under the Fund's Agreement and Articles of Incorporation, Bylaws, and such Portfolio's currently effective Prospectus and SAI, including the placing of orders for such purchases and sales;

    (iv) regularly report to the Directors of the Fund and the Investment Manager with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Investment Manager or the Directors of the Fund, including attendance at Board of Directors Meetings, as reasonably requested, to present such information and reports to the Board;

    (v) Assist in the determination of the fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating the Portfolio's net asset value in accordance with procedures and methods established by the Directors of the Fund;

    (vi) establish appropriate interfaces with the Fund's Investment Manager in order to provide such Investment Manager with all necessary information requested by the Manager.

  B. To facilitate the Subadviser's fulfillment of its obligations under this Agreement, the Investment Manager will undertake the following:

    (i) the Manager agrees promptly to provide the Subadviser with all amendments or supplements to the Registration Statement, the Fund's Agreement and Articles of Incorporation, and Bylaws;

    (ii) the Manager agrees, on an ongoing basis, to notify the Subadviser expressly in writing of each change in the fundamental and nonfundamental investment policies of the Portfolio;

    (iii) the Manager agrees to provide or cause to be provided to the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with its activities pertaining to the Portfolio under this Agreement, including, without limitation, information concerning the Portfolio, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Portfolio's affairs;

    (iv) the Manager agrees to provide or cause to be provided to the Subadviser on an ongoing basis, such information as is reasonably requested by the Subadviser for performance by the Subadviser of its obligations under this Agreement, and the Subadviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Manager fails to provide or cause to be provided such requested information and the Subadviser relies on the information most recently furnished to the Subadviser; and

    (v) the Manager will promptly provide the Subadviser with any guidelines and procedures applicable to the Subadviser or the Portfolio adopted from time to time by the Board of Directors of the Fund and agrees to promptly provide the Subadviser copies of all amendments thereto.

  C. The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding that necessary for the determination of net asset value and shareholder accounting services). The Subadviser shall not be obligated to pay any expenses of or for the Portfolio not expressly assumed by the Subadviser pursuant to this Section 3.

  D. The Subadviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board of Directors and described in the Fund's currently effective Prospectus and SAI, as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or its nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

  Subject to the appropriate policies and procedures approved by the Board of Directors, the Subadviser may, to the extent authorized by Section 28(e) of the Securities and Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Manager, the Subadviser, or the Portfolio an amount of commissions for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by said Section 28(e) and the Fund's Board of Directors, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the most favorable price and best execution available, the Subadviser may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

  E. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients over time. It is recognized that in some cases this practice may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for, or disposed of by, the Portfolio.

  F. The Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

  4. COMPENSATION OF THE SUBADVISER. The Investment Manager will pay the Subadviser, with respect to the Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the first day of each month; however, this advisory fee will be calculated on the daily average value of the Portfolio's assets and accrued on a daily basis.

  5. NON-EXCLUSIVITY. The Investment Manager agrees that the services of the Subadviser are not to be deemed exclusive and the Subadviser is free to act as investment manager to various investment companies and as fiduciary for other managed accounts. The Subadviser shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Subadvisory Agreement.

  6. BOOKS AND RECORDS. The Subadviser agrees that all books and records which it maintains for the Fund are the Fund's property, and, in the event of termination of this Agreement for any reason, the Subadviser agrees promptly to return to the Fund, free from any claim or retention of rights by the Subadviser, all records relating to the Portfolio. The Subadviser also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to either party or make the book and records available for inspection by representatives of regulatory authorities. In connection with its duties hereunder, the Subadviser further agrees to maintain, prepare and preserve books and records in accordance with the Investment Company Act and rules thereunder, including but not limited to, Rule 31a-1 and 31a-2.

  The Subadviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement. The Subadviser will furnish any informational reports requested by any state insurance commissioner.

  7. REPRESENTATIONS AND WARRANTIES BY THE INVESTMENT MANAGER AND THE SUBADVISER. The Investment Manager and the Subadviser each hereby represents and warrants to the other that:

    A. it is registered as an investment adviser under the Advisers Act;

    B. it is a corporation duly organized and validly existing under the laws of its state of incorporation with the power to own and possess its assets and carry on its business as it is now being conducted;

    C. the execution, delivery and performance of this Agreement by such party are within such party's powers and have been duly authorized by all necessary action and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of such party for the execution, delivery and performance of this Agreement by such party and such execution, delivery and performance by such party do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) such party's governing instruments and (iii) any material agreement, judgment, injunction, order, decree or other instrument binding upon such party; and

    D. the Form ADV of such party previously provided to the other party is a true and complete copy of the form filed with the Securities and Exchange

  Commissions (the "SEC") and the information contained therein is accurate and complete in all material respects.

  The Investment Manager acknowledges that it received a copy of the Subadviser's Form ADV more than 48 hours prior to the execution of this Agreement.

  8. REPRESENTATIONS AND WARRANTIES ON BEHALF OF THE FUND AND THE
PORTFOLIO. The Investment Manager hereby represents and warrants, on behalf of the Fund and the Portfolio, that:

    A. the Fund is registered as an investment company under the Investment Company Act and the Portfolio's shares are registered under the Securities Act of 1933, as amended (the "Securities Act");

    B. the Fund, on behalf of the Portfolio, has filed a notice of exemption pursuant to Rule 4.5 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association; and

    C. The Fund is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as it is now being conducted.

  9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; DUTY TO UPDATE
INFORMATION. All representations and warranties made pursuant to Sections 7 and 8 of this Agreement shall survive for the duration of this Agreement and each party hereto shall promptly notify the other in writing upon becoming aware that any of the foregoing representations and warranties made by such party are no longer true.

  10. LIABILITY. Neither the Subadviser nor any of its affiliates, directors, officers, or employees shall be liable to the Investment Manager, the Fund or any shareholder thereof or any service provider to any Portfolio of the Fund for any loss suffered by the Investment Manager, the Fund or any shareholder thereof or any service provider to any portfolio resulting from its acts or omissions as Subadviser to the Portfolio, except for losses resulting from willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser or any of its affiliates, directors, officers or employees. The Subadviser, its affiliates, directors, officers or employees shall not be liable to the Investment Manager or the Fund for any loss suffered as a consequence of any action or inaction of other service providers to the Fund, provided such action or inaction of such other service providers to any Portfolio of the Fund is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser under this Agreement.

  11. INDEMNIFICATIONS.

  A. The Investment Manager shall indemnify the Subadviser and its affiliates, officers, directors, employees, agents, legal representatives and persons controlled by it (which shall not include the Fund or any portfolio) (collectively, "Subadviser Related Persons") to the fullest extent permitted by law against any and all loss, damage, judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees (collectively "Losses"), incurred by the Subadviser or Subadviser Related Persons arising from or in connection with this Agreement or the performance by the Subadviser or Subadviser Related Persons of its or their duties hereunder so long as such Losses arise out of the Investment Manager's gross negligence, willful misconduct or bad faith, in performing its responsibilities hereunder or under its agreements with the Fund or the gross negligence, willful misconduct or bad faith of any service provided to any portfolio of the Fund, including without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Fund's registration statement, or any amendment thereof or any supplement thereto, or the omission to state therein a material fact known or which should have been known and was required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Investment Manager or the Fund by the Subadviser or any Subadviser Related Person specifically for inclusion in the registration statement or any amendment or supplement thereto, except to the extent any such Losses referred to in this paragraph A (i.e., paragraph A.) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Subadviser or a Subadviser Related Person in the performance of any of its duties under, or in connection with, this Agreement.

  B. The Subadviser shall indemnify the Investment Manager and its controlling persons, officers, directors, employees, agents, legal representatives and persons controlled by it (which shall not include the Fund or any Portfolio) (collectively, "Investment Manager Related Persons") to the fullest extent permitted by law against any and all Losses incurred by the Investment Manager or Investment Manager Related Persons arising from or in connection with this Agreement or the performance by the Investment Manager or Investment Manager Related Persons of its or their duties hereunder so long as such Losses arise out of the Subadviser's gross negligence, willful misconduct or bad faith in performing its responsibilities hereunder, including, without limitation, such Losses arising under any applicable law or that may be based upon any untrue statement of a material fact contained in the Fund's registration statement, or any amendment thereof or any supplement thereto or the omission to state therein a material fact known or which should have been known and was required to be stated therein or necessary to make the statement therein not misleading, provided that such statement or omission was made in reliance upon written information furnished by the Subadviser or Subadviser Related Person to the Investment Manager or the Fund, except to the extent any such Losses referred to in this paragraph B (i.e., paragraph B.) result from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Investment Manager or a Investment Manager Related Person in the performance of any of its duties under, or in connection with, this Agreement.

  C. The indemnifications provided in this Section shall survive the termination of this Agreement.

  12. RELIANCE ON DOCUMENTS. The Board of Directors of the Fund or its officers or agent will provide timely information to the Subadviser regarding such matters as purchases and redemptions of shares in the Portfolio, the cash requirements, and cash available for investment in the Portfolio, and all other information as may be reasonably necessary or appropriate in order for the Subadviser to perform its responsibilities hereunder.

  Neither the Fund or the Investment Manager, nor their respective designees or agents, shall use any material describing or identifying the Subadviser or its affiliates without the prior consent of the Subadviser. Any material utilized by the Fund, the Investment Manager or their respective designees or agents which contain information as to the Subadviser and/or its affiliates shall be submitted to the Subadviser for approval prior to use, not less than five (5) business days before such approval is requested.

  The Investment Manager has herewith furnished the Subadviser copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of the Agreement to furnish the Subadviser copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Subadviser will be entitled to rely on all such documents furnished to it by the Investment Manager or the Fund.

  13. DURATION AND TERMINATION OF THE AGREEMENT. This Subadvisory Agreement shall become effective as of the date first written above and remain in force
until     [date]. Thereafter, it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Portfolio, and (b) a majority of those directors who are not parties to this Subadvisory Agreement, not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated, without the payment of any penalty, by the Board of Directors of the Fund, by a vote of a majority of the outstanding shares of the Portfolio, or by the Investment Manager on sixty days' written notice to the Subadviser, or by the Subadviser on sixty days' written notice to the Fund or the Investment Manager. Termination by the Board of Directors or by the Investment Manager shall be subject to shareholder approval to the extent legally required. This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

  14. AMENDMENTS OF THE AGREEMENT. Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission ("SEC"), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that amendment may not have been approved by a majority of the outstanding voting securities of any other portfolio affected by the amendment or all the portfolios of the Fund.

  15. DEFINITIONS. The terms "assignment", "interested person", and "majority of the outstanding voting securities", when used in this Agreement, shall have the respective meaning specified under the Investment Company Act and the rules thereunder.

  16. NOTICES. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

    (a) If to the Subadviser:

      Warburg, Pincus Counsellors, Inc.
      466 Lexington Avenue
      New York, New York 10017
      Attn: Eugene P. Grace
      Facsimile: (212) 878-9351

    (b) If to the Investment Manager:

      Chubb Investment Advisory Corporation
      One Granite Place
      Concord, NH 03301
      Attn: Ronald Angarella
      Facsimile (603) 224-1691

  17. GOVERNING LAW. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New Hampshire as at the time in effect and the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable. To the extent that the applicable law of the State of New Hampshire or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable, the latter shall control.

  18. USE OF NAME. Neither the Fund nor the Investment Manager or any affiliate, designee or agent thereof shall make reference to or use the name, and any derivative thereof or logo associated with that name, of the Subadviser or any of its clients or affiliates or use any material describing the Subadviser without the prior approval of the Subadviser. Upon termination of this Agreement, the Investment Manager and the Fund shall forthwith cease to use such name (or derivative or logo) as soon as reasonably practicable.

  19. ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolio and the Fund with respect to the subject matter contained herein.

  20. HEADINGS. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

  21. SEVERABILITY. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

                                         Chubb Investment Advisory Corporation

Attest: ______________________________   By: __________________________________

Title: _______________________________   Title: _______________________________

                                         Subadviser

Attest: ______________________________   By: __________________________________

Title: _______________________________   Title: _______________________________

                                                                      EXHIBIT D

                   FORM OF INVESTMENT SUBADVISORY AGREEMENT

  THIS AGREEMENT, made this   day of     , 199 , is between CHUBB INVESTMENT
ADVISORY CORPORATION, a Tennessee corporation with offices at One Granite Place, Concord, New Hampshire, 03301 (the "Investment Manager" or "Manager") and JP Morgan Investment Management, Inc. (the "Subadviser") a New York corporation with offices at 522 Fifth Avenue, New York, New York 10036.

                                  WITNESSETH:

  WHEREAS, Chubb America Fund, Inc. (the "Fund") is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

  WHEREAS, the Fund issues separate classes or series of stock, each of which represents a separate portfolio of investments;

  WHEREAS, the Fund's shareholders are and will be separate accounts maintained by insurance companies for variable life insurance policies under which income, gains, losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies;

  WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the Fund's Balanced Portfolio (the "Portfolio"), as set forth in an Investment Management Agreement between the Fund and the Investment Manager
dated   , 199 , (the "Investment Management Agreement") pursuant to which it was agreed that the Investment Manager may contract with the Investment Subadviser, or other parties for certain investment management services;

  WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act");

  WHEREAS, the Investment Manager desires to retain the Subadviser to render investment management services to the Portfolio in the manner and on the terms hereinafter set forth;

  NOW, THEREFORE, in consideration of the premises and the convenants hereinafter contained the Investment Manager and the Subadviser hereby agree as follows:

  1. APPOINTMENT OF THE SUBADVISER. The Investment Manager hereby appoints the Subadviser to act as an investment subadviser for the Portfolio and to manage the investment and reinvestment of the assets of the Portfolio, subject to the supervision of the Directors of the Fund and the terms and conditions of this Agreement. The Subadviser will be an independent contractor and will have no authority to act for or represent the Fund or Investment Manager in any way or otherwise be deemed an agent of the Fund or Investment Manager except as expressly authorized in this Agreement or another writing by the Fund, Investment Manager and the Subadviser. Notwithstanding the foregoing, the Subadviser may execute account documentation, agreements, contracts and other documents as the Subadviser may be requested by brokers, dealers, counterparts and other persons in connection with the Subadviser's management of the assets of the Portfolio, provided that the Subadviser receives the express agreement and consent of the Investment Manager and/or the Fund's Board of Directors to execute such documentation, agreements, contracts and other documents. In such respect, and only for this limited purpose, the Subadviser shall act as the Investment Manager and/or the Fund's agent and attorney-in-fact.

  2. DUTIES OF THE SUBADVISER. The Subadviser hereby agrees, subject to the supervision of the Investment Manager and the Board of Directors of the Fund,
(1) to act as the Subadviser of the Portfolio, (2) to manage the investment and reinvestment of the assets of the Portfolio for the period and on the terms and conditions set forth in this Agreement, and (3) during the term hereof, to render the services and to assume the obligations herein set forth in return for the compensation provided for herein and to bear all expenses of its performance of such services and obligations.

  3. SERVICES TO BE RENDERED BY THE SUBADVISER TO THE FUND

  A. The Subadviser will manage the investment and reinvestment of the assets of the Portfolio and determine the composition of the assets of the Portfolio, subject always to the direction and control of the Directors of the Fund and the Investment Manager and in accordance with the provisions of the Fund's registration statement, as amended from time to time. In fulfilling its obligations to manage the investment and reinvestment of the assets of the Portfolio, the Subadviser will:

    (i) obtain and evaluate pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Portfolio or are under consideration for inclusion in the Portfolio;

    (ii) formulate and implement a continuous investment program for the Portfolio (a) consistent with the investment objectives, policies, and restrictions of the Portfolio as stated in the Fund's Agreement and Articles of Incorporation,

  Bylaws, and such Portfolio's currently effective Prospectus and Statement of Additional Information ("SAI") as amended from time to time, and (b) in compliance with the requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended, and requirements applicable to registered investment companies under applicable laws;

    (iii) take whatever steps are necessary to implement the investment program for the Portfolio by the purchase and sale of securities and other investments authorized under the Fund's Agreement and Articles of Incorporation, Bylaws, and such Portfolio's currently effective Prospectus and SAI, including the placing of orders for such purchases and sales;

    (iv) regularly report to the Directors of the Fund and the Investment Manager with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Investment Manager or the Directors of the Fund, including attendance at Board of Directors Meetings, as reasonably requested, to present such information and reports to the Board;

    (v) assist in determination of the fair value of certain portfolio securities when market quotations are not readily available for the purpose of calculating the Portfolio's net asset value in accordance with procedures and methods established by the Directors of the Fund;

    (vi) establish appropriate interfaces with the Fund's Investment Manager in order to provide such Investment Manager with all necessary information requested by the Investment Manager.

  B. To facilitate the Subadviser's fulfillment of its obligations under this Agreement, the Investment Manager will undertake the following:

    (i) the Manager agrees promptly to provide the Subadviser with all amendments or supplements to the Registration Statement, the Fund's Agreement and Articles of Incorporation, and Bylaws;

    (ii) the Manager agrees, on an ongoing basis, to notify the Subadviser expressly in writing of each change in the fundamental and nonfundamental investment policies of the Portfolio;

    (iii) the Manager agrees to provide or cause to be provided to the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with its activities pertaining to the Portfolio under this Agreement, including, without limitation, information concerning the Portfolio, its available funds, or funds that may reasonably become available for investment, and information as to the general condition of the Portfolio's affairs;

    (iv) the Manager agrees to provide or cause to be provided to the Subadviser on an ongoing basis, such information as is reasonably requested by the Subadviser for performance by the Subadviser of its obligations under this Agreement, and the Subadviser shall not be in breach of any term of this Agreement or be deemed to have acted negligently if the Manager fails to provide or cause to be provided such requested information and the Subadviser relies on the information most recently furnished to the Subadviser; and

    (v) the Manager will promptly provide the Subadviser with any guidelines and procedures applicable to the Subadviser or the Portfolio adopted from time to time by the Board of Directors of the Fund and agrees to promptly provide the Subadviser copies of all amendments thereto.

  C. The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Portfolio (excluding that necessary for the determination of net asset value and shareholder accounting services). The Subadviser shall not be obligated to pay any expenses of or for the Portfolio not expressly assumed by the Subadviser pursuant to this Section 3.

  D. The Subadviser will select brokers and dealers to effect all portfolio transactions subject to the conditions set forth herein. The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board of Directors and described in the Fund's currently effective Prospectus and SAI, as amended from time to time. In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or its nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the most favorable price and best execution available, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

  Subject to the appropriate policies and procedures approved by the Board of Directors, the Subadviser may, to the extent authorized by Section 28(e) of the Securities and Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Manager, the Subadviser, or the Portfolio an amount of commissions for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Portfolio or its other advisory clients. To the extent authorized by said Section 28(e) and the Fund's Board of Directors, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the most favorable price and best execution available, the Subadviser may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

  E. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

  F. The Subadviser will maintain all accounts, books and records with respect to the Portfolio as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

  4. COMPENSATION OF THE SUBADVISER. The Investment Manager will pay the Subadviser, with respect to the Portfolio, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the first day of each month; however, this advisory fee will be calculated on the daily average value of the Portfolio's assets and accrued on a daily basis.

  5. NON-EXCLUSIVITY. The Investment Manager agrees that the services of the Subadviser are not to be deemed exclusive and the Subadviser is free to act as investment manager to various investment companies and as fiduciary for other managed accounts. The Subadviser shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Subadvisory Agreement.

  6. BOOKS AND RECORDS. The Subadviser agrees that all books and records which it maintains for the Fund are the Fund's property, and, in the event of termination of this Agreement for any reason, the Subadviser agrees promptly to return to the Fund, free from any claim or retention of rights by the Subadviser, all records relating to the Portfolio. The Subadviser also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to either party or make the book and records available for inspection by representatives of regulatory authorities. In connection with its duties hereunder, the Subadviser further agrees to maintain, prepare and preserve books and records in accordance with the Investment Company Act and rules thereunder, including but not limited to, Rule 31a-1 and 31a-2.

  The Subadviser will use records or information obtained under this Agreement only for the purposes contemplated hereby, and will not disclose such records or information in any manner other than expressly authorized by the Fund, or if disclosure is expressly required by applicable federal or state regulatory authorities or by this Agreement. The Subadviser will furnish any informational reports requested by any state insurance commissioner.

  7. LIABILITY. The Subadviser will not be liable for any loss suffered by the Fund in connection with any investment policy established by the Fund for the purchase, sale or redemption of any securities at the direction of the Board of Directors of the Fund or the Investment Manager. Nothing herein contained shall be construed to protect the Subadviser against any liability resulting from the willful misfeasance, bad faith or gross negligence of the Subadviser in the performance of its duties or from reckless disregard of its obligations and duties under this Subadviser Agreement.

  8. INDEMNIFICATION. The Adviser agrees to indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) ("Losses"), howsoever arising, from or in connection with this Agreement or the performance by the Subadviser of its duties hereunder; provided, however, that nothing contained herein shall require that the Subadviser be indemnified for Losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Subadviser or any of its employees.

  9. RELIANCE ON DOCUMENTS. The Board of Directors of the Fund or its officers or agent will provide timely information to the Subadviser regarding such matters as purchases and redemptions of shares in the Portfolio, the cash requirements, and cash available for investment in the Portfolio, and all other information as may be reasonably necessary or appropriate in order for the Subadviser to perform its responsibilities hereunder.

  Neither the Fund or the Investment Manager, nor their respective designees or agents, shall use any material describing or identifying the Subadviser or its affiliates without the prior consent of the Subadviser. Any material utilized by the Fund, the Investment Manager or their respective designees or agents which contain information as to the Subadviser and/or its affiliates shall be submitted to the Subadviser for approval prior to use, not less than five (5) business days before such approval is requested.

  The Investment Manager has herewith furnished the Subadviser copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of the Agreement to furnish the Subadviser copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Subadviser will be entitled to rely on all such documents furnished to it by the Investment Manager or the Fund.

  10. DURATION AND TERMINATION OF THE AGREEMENT. This Subadvisory Agreement shall become effective as of the date first written above and remain in force
until      [date]. Thereafter, it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually by (a) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the Portfolio, and (b) a majority of those directors who are not parties to this Subadvisory Agreement, not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated, without the payment of any penalty, by the Board of Directors of the Fund, by a vote of a majority of the outstanding shares of the Portfolio, or by the Investment Manager on sixty days' written notice to the Subadviser, or by the Subadviser on sixty days' written notice to the Fund or the Investment Manager. Termination by the Board of Directors or by the Investment Manager shall be subject to shareholder approval to the extent legally required. This Agreement shall automatically terminate in the event of its assignment or in the event of termination of the Investment Management Agreement.

  11. AMENDMENTS OF THE AGREEMENT. Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission ("SEC"), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Portfolio (unless such approval is not required by Section 15 of the Investment

Company Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Portfolio if a majority of the outstanding voting securities of the Portfolio vote to approve the amendment, notwithstanding that amendment may not have been approved by a majority of the outstanding voting securities of any other portfolio affected by the amendment or all the portfolios of the Fund.

  12. DEFINITIONS. The terms "assignment", "interested person", and "majority of the outstanding voting securities", when used in this Agreement, shall have the respective meaning specified under the Investment Company Act and the rules thereunder.

  13. NOTICES. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be given in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

    (a) If to the Subadviser:

      J.P. Morgan Investment Management Inc.

      522 Fifth Avenue

      New York, N.Y. 10036

      Attn: Diane Minardi

    (b) If to the Investment Manager:

      Chubb Investment Advisory Corporation
      One Granite Place
      Concord, NH 03301
      Attn: Ronald Angarella
      Facsimile (603) 224-1691

  14. GOVERNING LAW. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New Hampshire as at the time in effect and the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable. To the extent that the applicable law of the State of New Hampshire or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act or other federal laws and regulations which may be applicable, the latter shall control.

  15. USE OF SUBADVISER'S NAME. Neither the Fund nor the Manager or any affiliate or agent thereof shall make reference to or use the name, and any derivative thereof or logo associated with that name, of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser. Upon termination of this Agreement, the Manager and the Fund shall forthwith cease to use such name (or derivative or logo) as soon as reasonably practicable.

  16. ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the parties with respect to the Portfolio.

  17. HEADINGS. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

  18. SEVERABILITY. Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

                                         Chubb Investment Advisory Corporation

Attest: ______________________________   By: __________________________________

Title: _______________________________   Title: _______________________________

                                         Subadviser

Attest: ______________________________   By: __________________________________

Title: _______________________________   Title: _______________________________

                   [THIS PAGE INTENTIONALLY LEFT BLANK]

CHUBB LIFE INSURANCE                         CHUBB AMERICA FUND, INC.
COMPANY OF AMERICA                           VOTING INSTRUCTIONS
                                             To be voted at the August 15, 1997
                                             Special Meeting of Shareholders


[       ] Portfolio

             THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS

         I hereby instruct the Chubb Life Insurance Company of America ("Chubb Life") to vote the shares of the above - referenced Portfolio (the "Portfolio"), as to which I am entitled to give voting instructions, at the Special Meeting of Shareholders of the Portfolio to be held at the offices of Chubb Life, One Granite Place, Concord, New Hampshire 03301, on August 15, 1997 at 8:00 a.m. and at any adjournment of the Special Meeting. Chubb Life is instructed to vote as indicated on the matters referred to in the Proxy and Voting Instructions Statement for the Special Meeting, receipt of which is hereby acknowledged, with discretionary power to vote on such other business as may properly come before the Special Meeting or any adjournment of the Special Meeting.



                  PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.

Date: _____________, 1997
NOTE: Please sign exactly as your name appears on this Voting Instruction form. When signing in a fiduciary capacity, such as an executor, administrator, trustee, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.


--------------------------------------
Signature(s), Title(s) (if applicable)

PLEASE VOTE BY FILING IN THE BOXES BELOW
IMPORTANT: YOUR VOTING INSTRUCTION IS
NOT VALID UNLESS IT IS SIGNED
PLEASE SIGN ON THE REVERSE SIDE.


       The Board of Directors recommends that you vote FOR the proposals.

         1.    To elect the following persons to the Board of Directors:

                            Ronald Angarella
                            James J. Weisbart
                            Michael D. Coughlin
                            Elizabeth S. Hager

                            YES to all
                      ---

                            WITHHOLD AUTHORITY as to all
                      ---

         If you are not voting in favor of all of the Directors, write that nominees's name on the line below.

---------------------------------

         2. To consider and act on a new Investment Management Agreement between the Fund, on behalf of each of its Portfolios, and Chubb Investment Advisory Corporation (the "Adviser").

              For               Against          Abstain
         ---               ---             ---

         3. For the Domestic Growth Stock, World Growth Stock, Emerging Growth, Capital Stock, Gold Stock and Bond Portfolios, to consider and act on a new form of Investment Subadvisory Agreement between the Adviser and the current investment subadviser to the relevant Portfolio; and, for the Growth and Income, Money Market and Balanced Portfolios, to consider and act on a new form of Investment Subadvisory Agreement between the Adviser and the proposed new investment subadviser to the relevant Portfolios.

              For               Against          Abstain
         ---               ---             ---

         4. To consider and act on a proposal to permit the Adviser to replace investment subadvisers ("Subadvisers") or add Subadvisers to each existing Portfolio or new Portfolio added as a series of the Fund in the future, and to enter into subadvisory agreements with those Subadvisers without further shareholder approval.

              For               Against          Abstain
         ---               ---             ---